                                                                EXHIBIT 99(b)(2)

                                                                    CONFIDENTIAL
================================================================================


                                  REXEL, INC.

                  SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

                               OCTOBER 17, 1997

===============================================================================

                        WASSERSTEIN PERELLA & CO., INC.

REXEL, INC.                                                    TABLE OF CONTENTS
================================================================================

                  I.   Background of the Proposed Transaction

                  II.  Review of Rexel, Inc.

                  III. Review of Rexel, S.A.

                  IV.  Valuation Analysis

                       A.   Investment Return Analysis

                       B.   Discounted Cash Flow Analysis

                       C.   Comparable Company Trading Analysis

                       D.   Comparable Company Acquisition Analysis

                       E.   Premium Analysis


                                                       Wasserstein Perella & Co.
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                                      -1-

REXEL, INC.
================================================================================


                        ------------------------------

                              BACKGROUND OF THE
                             PROPOSED TRANSACTION

                        ------------------------------


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL,INC.                                BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
Terms of Rexel, S.A. Proposal

     . A purchase price of $22.50 per share implies the following market capitalization and trading multiples

               ---------------------------------------------------
                   IMPLIED MARKET CAPITALIZATION
               ---------------------------------------------------
                SA Offer Price                              $22.50
                Total Shares Outstanding                     26.06
                Total Options outstanding                     0.65
                Average Strike Price of Options              $8.56
                EQUITY MARKET VALUE                         $595.3

                Plus Net Debt/1/                              70.2
                ADJUSTED MARKET VALUE                       $665.5
               ---------------------------------------------------

               ---------------------------------------------------
                      PRE-ANNOUNCEMENT PREMIUM (8/29/97)
               ---------------------------------------------------
                 1-DAY        30-DAY         60-DAY       90-DAY
                 -----        ------         ------       ------
                19.2%          25.9%          25.9%        24.1%
               ---------------------------------------------------

               ---------------------------------------------------------------------------------------------------------------------
                                   ADJUSTED MARKET VALUE AS MULTIPLE OF               MARKET VALUE AS MULTIPLE OF
                                   ------------------------------------               ---------------------------
                              SALES              EBITDA               EBIT          NET INCOME            BOOK VALUE
                              -----              ------               ----          ----------            ----------
                LTM            0.5x               9.2x                10.4x            17.7x                 2.6x
                FY 97          0.5x               9.1x                10.5x            18.4x                 2.5x
                FY 98          0.5x               8.0x                 9.2x            15.2x                 2.1x
               ---------------------------------------------------------------------------------------------------------------------

_______________________________
/1/Based on projected 12/31/97 debt level


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                               BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
Terms of Rexel, S.A. Proposal (Cont'd)

     . SA's proposal is conditioned upon approval by the Company's Board of Directors, including approval by the unaffiliated directors, completion of satisfactory due diligence by SA and other customary conditions. Financing is not a condition to the transaction

          - SA has indicated that due diligence will be completed prior to the signing of a merger agreement

     . SA's proposal states that it is "not interested, under any circumstances, in selling its interest in (the Company) and thus there is no realistic prospect of a sale of a controlling interest in (the Company) to a third party"

     . The proposal contemplates a tender offer for all of the outstanding shares of the Company not held by SA or ITD followed by a merger in which the Company would become a wholly owned subsidiary of SA


                                                       Wasserstein Perella & Co.
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                                      -4-

REXEL, INC.                               BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
Ownership Structure -- Pre-Transaction

                                  --------------------------------------------------------
                                             PINAULT-PRINTEMPS -REDOUTE S.A.
                                  --------------------------------------------------------

----------------
    PUBLIC
 SHAREHOLDERS                                        70.5%
----------------

                                  --------------------------------------------------------

   29.5%                                              REXEL, S.A.
                                        8,524,487 SHARES OF REXEL, INC. (32.74%)

                                  --------------------------------------------------------


                                                                                                    -------------------------------
                                                                                           50.55%              REXEL, INC.
                                                     100%                                            26,055,290 SHARES OUTSTANDING
                                                                                                      648,000 OPTIONS OUTSTANDING
                                                                                                    -------------------------------

                                  --------------------------------------------------------

                                          INTERNATIONAL TECHNICAL DISTRIBUTORS, INC.
                                          4,636,994 SHARES OF REXEL, INC. (17.81%)

                                  --------------------------------------------------------

                                                       Wasserstein Perella & Co.
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                                      -5-

REXEL, INC.                               BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
Anticipated Ownership Structure -- Post-Transaction


                  -------------------------------------------

                        PINAULT-PRINTEMPS-REDOUTE S.A.

                  -------------------------------------------

     -------------

        PUBLIC
     SHAREHOLDERS                70.5%

     -------------

                  -------------------------------------------

         29.5%                     REXEL, S.A.
                    21,808,968 SHARES OF REXEL, INC.(82.5%)

                  -------------------------------------------

                                                                   -------------
                                                              100%
                                  100%                              REXEL, INC.

                                                                   -------------

                  -------------------------------------------

                  INTERNATIONAL TECHNICAL DISTRIBUTORS, INC.
                    4,636,994 SHARES OF REXEL, INC. (17.5%)

                  -------------------------------------------

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                               BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
Transaction Rationale

  .  Facilitate growth and enhance competitiveness

     - Distribution of electrical parts and supplies is a highly fragmented industry experiencing significant consolidation

     - In the U.S., the largest distributor has approximately 5% of the $60 billion market for electrical parts and supplies

     - SA's financial resources are expected to enhance the Company's ability to grow through acquisitions

     - SA believes it can better exploit the U.S. market through 100% ownership of the Company. SA does not want to use its resources to develop the Company when half the benefit goes to someone other than SA's shareholders

  .    Improve global purchasing power

  .    Create opportunity to provide global customer service

  . Enhance ability to focus on long-term market share growth without pressure of the public market to improve earnings on a quarterly basis

  . Simplify decision making process by eliminating checks and balances that are necessary when there are publicly held minority interests

  .    Eliminate SEC filing requirements and investor relations activities

                                                       Wasserstein Perella & Co.
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                                      -7-

REXEL, INC.                               BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
Review of Process-to-Date

  . On August 29, 1997, SA sent a letter to the Company's Board of Directors offering to buy all shares of the Company not owned by SA or ITD for $19.50 per share

  . In September 1997, the Company appointed a Special Committee of independent directors of the Company to consider SA's offer

  . In September 1997, the Special Committee engaged Skadden Arps as its legal advisor

  . In September, 1997, the Special Committee selected SBC Warburg Dillon Read to assist it in evaluating SA's proposal. However, due to a potential conflict, SBC Warburg Dillon Read was not engaged by the Special Committee

  . On September 29, 1997, the Special Committee met with WP&Co. to discuss the transaction, the Committee's role and duties, and outline WP&Co's and the Committee's proposed process and work schedule

  . On September 29, 1997, WP&Co. was retained as independent financial advisor to assist the Special Committee in its consideration of SA's offer, received due diligence material of the Company from the Chairman of the Special Committee and submitted an additional due diligence request list to the Company

  . On October 2, 1997, representatives of WP&Co. and Skadden Arps met with the senior management of the Company at the Company's headquarters in Coral Gables, Florida to conduct additional financial and legal due diligence with respect to the Company's history, business, operations, relationship with SA, financial performance and the electrical parts and supply industry in general

  . On October 6, 1997, WP&Co met with senior management of the Company at WP&Co.'s New York office for detailed discussions of the Company's financial projections including income and cash flow statements, the balance sheet and future acquisition plans

  . On October 6, 1997, WP&Co. met in New York with senior management of SA and representatives of J.P. Morgan (financial advisor to SA and ITD) to discuss SA's proposal and to conduct financial due diligence and business due diligence with respect to the Company and SA

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                               BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
Review of Process-to-Date

  . On October 7, 1997, WP&Co. met with senior management of SA and J.P. Morgan to discuss SA'S proposal and additional financial and business due diligence items

  . In addition, during the weeks of September 29th and October 6th, WP&Co. had numerous telephone conversations with management of the Company to discuss various due diligence items

  . On October 9, 1997, WP&Co.'s internal fairness committee met to review the potential range of fairness in connection with the proposed transaction. WP&Co.'s internal fairness committee did not reach a definitive conclusion

  . On October 12, WP&Co. met for the entire day with the Special Committee of the Board of Directors to review WP&Co.'s work to date

  . On October 13 and 14, representatives of WP&Co. and Skadden, Arps, along with all of the members of the Special Committee, met with representatives of SA, J.P. Morgan and Wachtell, Lipton, counsel to J.P. Morgan, to negotiate terms of a potential transaction

                                                        Wasserstein Peralla & Co
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                                      -9-

REXEL, INC.                              BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
History of Rexel, S.A. Investment in Rexel, Inc.

 .  1992 STOCK PURCHASE - RESULTED IN SA BENEFICIALLY OWNING 30% OF THE COMPANY

   . April 22, 1992, the Company (formerly known as Willcox & Gibbs), SA (formerly known as CDME) and ITD entered into a Purchase Agreement pursuant to which:

      - the Company issued 4,636,994 shares to ITD in exchange for all of the outstanding stock of Southern Electric Supply Company (SES), a subsidiary of ITD engaged in the distribution of electrical materials

      - the Company issued 1,647,307 shares to SA for cash consideration of approximately $10 million

      - As a result of the transaction, SA and ITD together owned 30% of the total outstanding shares of the Company

   . In connection with the Purchase Agreement, the Company distributed as a dividend (the "Distribution") to its stockholders (excluding SA and ITD) all of the shares of its wholly-owned subsidiary Worldtex, Inc., a manufacturer of covered yarn. As a result of the Distribution, Worldtex became an independent entity no longer affiliated with the Company

   . In connection with the Purchase Agreement, the Company, SA and ITD entered into an Investment Agreement that:

      -  entitled SA to nominate 3 of the Company's 10 directors

      - limited SA's and its affiliates' aggregate beneficial ownership of the Company to 30% through 11/12/95, 35% through 11/12/96 and 40% through 11/12/97

 .  1994 STOCK PURCHASE - RESULTED IN SA BENEFICIALLY OWNING 40% OF THE COMPANY

   . In March, 1994 the Company sold 3,491,280 newly-issued shares to SA for $31.4 million in cash ($9 per share), raising SA's beneficial ownership to 40%. This $9 per share price represented a premium of 18.0% above the closing price 1-day prior to the announcement of the purchase, 30.9% 30 days prior to the announcement and 35.8% 60 days prior to the announcement.

      - On an LTM basis the $9 per share price represented 0.49x Sales, 9.8x EBITDA, 14.1x EBIT, 38.5x Net Income and 2.07x Book Value

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                               BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
History of Rexel, S.A. Investment in Rexel, Inc.

 .  1994 STOCK PURCHASE (CONT'D)

   .  In connection with this sale:

      - The Company's Board was reduced to 9 directors with SA entitled to nominate 5

      - The 1992 Investment Agreement was amended so that the limitations on the percentage of SA's beneficial ownership of the Company would terminate December 31, 1994

      - The Company's 1989 Rights Agreement ("Pill") was amended to expire December 31, 1994

 .  OPEN MARKET PURCHASES - RESULTED IN SA ACQUIRING AN ADDITIONAL 15% OF THE
   COMPANY

   . 6/29/94 through 11/30/94, SA acquired 608,000 shares at an average purchase price of approximately $6.48 per share

   . 12/1/94 through 5/5/95, SA acquired 625,000 shares at an average purchase price of approximately $6.34 per share

   . On May 17, 1995, SA acquired 300,000 shares at an average purchase price of approximately $7.86 per share

   . 10/27/95 through 2/29/96, SA acquired 264,000 shares at an average purchase price of approximately $12.48 per share

   . 2/29/96 through 5/8/96, SA acquired 342,600 shares at an average purchase price of approximately $11.90 per share

   . 5/8/96 through 9/12/96, SA acquired 416,700 shares at an average purchase price of approximately $13.87 per share

   . 10/23/96 - 5/20/97, SA acquired 635,200 shares at an average purchase price of approximately $16.22 per share

   . SA has acquired an additional 194,400 shares, the average purchase price of which is not yet available

 .  CURRENT OWNERSHIP INTEREST

   . As of 8/29/97, SA directly held 8,542,487 shares of the Company or approximately 32.74%

   . As of 8/29/97, ITD (SA's wholly-owned subsidiary) directly held 4,636,994 shares of the Company or approximately 17.81%

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                              Background of the Proposed Transaction
================================================================================
Rexel, Inc.-- Distribution of Volume at Various Prices Since 4/22/92

                             (CHART APPEARS HERE)

----------------------------------
$3.50 - $7.       27401       38
----------------------------------
$7.50 - $1        18635       64
----------------------------------
$10.50 - $         8609       75
----------------------------------
$13.50 - $         9418       88
----------------------------------
$16.50 - $         5883       97
----------------------------------
$19.50 - $         2465      100
----------------------------------

                                                      Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                               BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
Analyst Expectations for Rexel, Inc.

    COMPANY           ANALYST           DATE                                   COMMENT
--------------  ------------------   ----------   ---------------------------------------------------------------------
 Merrill Lynch    Stephanie Faibis      9/3/97      .  "We think the deal makes sense strategically on the condition that Rexel believes that it will give it the best access to a U.S market which is growing strongly and if Rexel can pay for it without hurting its capacity to make further acquisitions -
                                                       i.e., by issuing capital."

                                                    .  "We believe that the purchase of the remaining stake makes sense in the following cases:

                                                       1.  Rexel believes that the U.S. market represents huge
                                                           Potential, as seen over the last five years, which it can
                                                           fully exploit only with full ownership of Rexel, Inc.

                                                       2.  Rexel can finance the whole operation by increasing its equity without needing to change its gearing ratio and so
                                                           putting its acquisition policy in jeopardy"

 Cleary Gull      Kenneth S. Salmon     7/28/97     .  "STOCK REMAINS UNDERVALUED: Our target price is $24,
                                                       which is an enterprise value multiple of eight times projected
                  Glenn W. Primack                     1998 EBITDA. We firmly believe that our 1998 estimates
                                                       will turn out to be conservative given the Company's
                                                       consolidation program. In the unlikely event that the pricing environment causes management to back away from
                                                       some acquisitions, Rexel's strong free cash flow could then be used to repurchase stock"

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                               BACKGROUND OF THE PROPOSED TRANSACTION
================================================================================
Analyst Expectations for Rexel, Inc. (Cont'd)

    COMPANY           ANALYST             DATE                                   COMMENT
--------------    ------------------   -----------    ------------------------------------------------------------------
 Goldman, Sachs    Victor E. Mandel      7/23/97        .   "We are maintaining our 1997 and 1998 estimates of $1.30
 & Co.                                                      and $1.50, respectively. We continue to rate the shares as market performers."

                                                        .   Based on this research, Goldman Sachs projects for 1998 -
                                                            2002 the following:

                                                            1.  Net Sales growth of 4% per annum

                                                            2.  Gross Margins to remain constant at 20.88%

                                                            3.  S,G&A reduced by 0.25% per annum from 1998E level

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.
================================================================================


                        ------------------------------

                             REVIEW OF REXEL, INC.

                        ------------------------------


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC                                                 REVIEW OF REXEL, INC.
================================================================================
Rexel, Inc. - Company Overview

----------------------
 BUSINESS DESCRIPTION         .  THE COMPANY DISTRIBUTES ELECTRICAL PARTS AND
----------------------
                                 SUPPLIES FOR THE ELECTRICAL AND CONSTRUCTION
                                 INDUSTRIES THROUGH 190 ELECTRICAL DISTRIBUTION
                                 CENTERS IN 20 STATES AND THE BAHAMAS

----------------------
     PRODUCTS                 .  THE COMPANY MANAGES ITS BUSINESS THROUGH TWO
----------------------
                                 PRINCIPAL REGIONAL ORGANIZATIONS: THE EASTERN
                                 REGION AND THE WESTERN REGION

                                 . The Eastern Region operates 97 distribution
                                   centers in 11 states and the Bahamas

                                 . The Western Region operates 82 locations in 9
                                   states

                                 . The Company's recently acquired Cable &
                                   Connector Warehouse, Inc. subsidiary operates 11 distribution centers in 6 states

                                 . Each of the Company's electrical distribution
                                   locations serves an area with an
                                   approximately 50 mile radius and meets the needs of electrical contractors engaged in commercial and residential construction

                              . THE COMPANY'S PRODUCT LINE INCLUDES: CABLES, CORDS, BOXES, COVERS, WIRING DEVICES, CONDUIT, RACEWAY DUCT, SAFETY SWITCHES, MOTOR CONTROLS, BREAKERS, PANELS, LAMPS, FUSES AND SPECIAL CABLES FOR COMPUTERS

                              .  IN 1996, THE COMPANY SERVED OVER 82,000
                                 CUSTOMERS. APPROXIMATELY 51% OF THE COMPANY'S SALES ARE TO THE CONSTRUCTION-BASED ELECTRICAL CONTRACTOR MARKET WITH THE REMAINDER BEING SOLD TO A VARIETY OF OTHER MARKETS

----------------------
     HEADQUARTERS             .  CORAL GABLES, FL
----------------------

----------------------
       LABOR                  .  2,850 FULL-TIME EMPLOYEES
----------------------

----------------------
     OWNERSHIP                .  REXEL, S.A. - 50.5%
----------------------


                                                       Wasserstein Perella & CO.
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                                     -16-

REXEL, INC.                                                REVIEW OF REXEL, INC.
================================================================================
Rexel, Inc. - Financial Summary ($MM)

-----------------------------------------------------------------------------------------
                               1994      1995      1996        LTM    Estimate  Estimate
FY 12/31                   12/31/94  12/31/95  12/31/96    9/30/97       FY 97     FY 98
-----------------------------------------------------------------------------------------
SALES                      $1,065.5  $1,120.7  $1,159.4  $1,334.0     $1,368.4  $1,463.8
Less: Cost of Sales           853.0     890.6     917.9   1,059.3      1,084.8   1,156.4
                              -----     -----     -----   -------      -------   -------
Gross Margin                  212.5     230.1     241.5     274.7        283.6     307.4
Less: S,G & A Expens          187.4     184.7     185.7     210.8        220.3     235.0
                              -----     -----     -----     -----        -----     -----
EBIT                           25.1      45.4      55.8      64.0         63.3      72.4
Less: Interest Exp.             9.6       7.7       5.1       6.1          7.4       4.9
Less: Other Exp. (Inc.)        (1.0)      0.0      (0.4)     (0.1)         0.0       0.0
                              -----       ---     -----     -----          ---       ---
EBT                            16.5      37.7      51.1      58.0         55.9      67.5
Less: Income Tax Exp.           7.3      16.6      21.7      24.3         23.5      28.3
Less: Pref. Div. & Min.         0.0       0.0       0.0       0.0          0.0       0.0
                                ---       ---       ---       ---          ---       ---
NET INCOME                      9.3      21.1      29.4      33.6         32.4      39.1
-----------------------------------------------------------------------------------------

EBIT                          $25.1     $45.4     $55.8     $64.0        $63.3     $72.4
Plus: Dep. & Amort.             9.7       8.9       8.5       8.5          9.9      10.6
                                ---       ---       ---       ---          ---      ----
EBITDA                         34.8      54.3      64.3      72.4         73.2      82.9
Less: Capital Exp.             12.1       5.1       4.6       4.9          5.3      10.7
                               ----       ---       ---       ---          ---      ----
Free Cash Flow                 22.7      49.3      59.7      67.6         67.9      72.3
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                             MARGINS
-----------------------------------------------------------------------------------------
Gross Margin                   19.9%     20.5%     20.8%     20.6%        20.7%     21.0%
EBITDA                          3.3%      4.8%      5.5%      5.4%         5.3%      5.7%
EBIT                            2.4%      4.1%      4.8%      4.8%         4.6%      4.9%
Net Income                      0.9%      1.9%      2.5%      2.5%         2.4%      2.7%
Free Cash Flow                  2.1%      4.4%      5.1%      5.1%         5.0%      4.9%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                             RATIOS
-----------------------------------------------------------------------------------------
Book Value                   $131.5    $166.3     $196.1  $225.1        $236.0    $278.7
Ret. on Book Equity(2)          7.0%     12.7%      15.0%   14.9%         13.7%     14.0%
Total Book Assets             414.5     374.7      428.9   484.5         497.0     531.7
Ret. on Book Assets(2)          3.6%      6.9%       7.6%    7.7%          7.4%      7.9%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                   Market Capitalization

-----------------------------------------------------------------------------------------
Stock Price (10/15/97)                                    $21.50
    52-Week High/Low:     $22.25/$13.13
Shares Outstanding                                         26.06

Option Outstanding                                          0.65
Average Strike Price                                       $8.56

EQUITY MARKET VALUE                                       $568.6
Plus: Debt (1)                                  $70.2
Plus: Preferred Stock                             0.0
Plus: Post Ret. and Postemp. Benefits
       or Min. Int.                               0.0
Less: Cash & Equivalents                          0.0
                                                  ---


Net Debt                                                    70.2
                                                            ----


ADJUSTED MARKET VALUE                                     $638.8

-------------------------------------------------------------------

-------------------------------------------------------------------
                       MARKET TRADING MULTIPLES
-------------------------------------------------------------------
          Adjusted Market Value as            Market Value as
               a multiple of:                  a multiple of:
        Sales   EBITDA   EBIT    FCF        Net Inc.    Book Val.
        -----   ------   ----    ---        --------    -----------
LTM     0.5x     8.8x    10.0x  9.5x         16.9x        2.5x
FY 97   0.5x     8.7x    10.1x  9.4x         17.5x        2.4x
FY 98   0.4x     7.7x     8.8x  8.8x         14.5x        2.0x
-------------------------------------------------------------------

-------------------------------------------------------------------
             LTM CAPITALIZATION AND CREDIT RATIOS
-------------------------------------------------------------------
                        Debt Coverage
     EBITDA/Int.      EBIT/Int.      FCF/Int.     Debt/EBITDA
     -----------      ---------      --------     -----------
        11.8x           10.4x         11.0x           1.0x
-------------------------------------------------------------------
                          Capitalization
             BOOK RATIOS                 MARKET RATIOS
         D/E        D/(D+E)           D/E          D/(D+E)
         ---        -------           ---          -------
        31.2%        23.8%           12.3%          11.0%
-------------------------------------------------------------------


_________________________
FOOTNOTES
_________________________
(1)  Based on projected 12/31/97 debt level
(2)  Assumes assets grow at the same rate as sales in FY97 and FY98

                                                       Wasserstein Perella & Co.
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                                     -17-

REXEL, INC.                                                Review of Rexel, Inc.
================================================================================
Rexel, Inc. Branch Locations


                              [MAP APPEARS HERE]


[__] States where there are no Rexel branches

                                                       Wasserstein Perella & Co.
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                                     -18-

REXEL, INC.                                               REVIEW OF REXEL, INC.
================================================================================
Acquisition History ($MM)

                                  -----------
                                  REXEL, INC.
                                  -----------

---------------  -----------------  ----------------  -----------------  ------------------
   SOUTHERN            SACKS            SUMMERS             UTILITY            CABLE &
   ELECTRIC          ELECTRICAL        GROUP INC.           PRODUCTS          CONNECTOR
    SUPPLY           SUPPLY CO.                              SUPPLY           WAREHOUSE,
  COMPANY INC.                       (Adj. Purchase                               INC
                   (Adj. Purchase    Price: $91.0)       (Adj. Purchase
(Adj. Purchase     Price: $13.4)                          Price: $6.8)      (Adj. Purchase
 Price: $29.0)                       (Sales $395.1)                          Price: $20.2)
                   (Sales $53.4)                         (Sales $29.2)
(Sales $114.5)                                                               (Sales $42.7)
---------------  -----------------  ----------------  -----------------  ------------------
     1992                        1993                                 1996

---------------  -----------------  -----------------  -----------------
  SOUTHLAND           CHEMCO             TAYLOR             PACIFIC
  ELECTRICAL         ELECTRIC           ELECTRIC           ELECTRICAL
    SUPPLY          SUPPLY INC.        SUPPLY INC.         SUPPLY INC.

(Adj. Purchase    (Adj. Purchase     (Adj. Purchase      (Adj. Purchase
 Price: $25.0)      Price: $6.9)       Price: $11.1)       Price: 30.5)

(Sales $61.7)     (Sales $24.0)      (Sales $51.3)       (Sales $89.8)
---------------  -----------------  -----------------  -----------------
                                 1997


                                                      Wasserstein Perella & Co.
-------------------------------------------------------------------------------

REXEL, INC.                                                REVIEW OF REXEL, INC.
--------------------------------------------------------------------------------
Shareholder Profile
($ in millions, shares in thousands)

                                                              Market Value
                                             Shares          As of 10/15/97        %Held
                                           ----------       ----------------      --------
5%  BENEFICIAL OWNERS(1)
---------------------
    Rexel, S.A                               13,161.5                 283.0         50.5%

INSTITUTIONS(2)
------------
13F INSTITUTION
    Pioneering Management Corp.                 878.6                  18.9          3.4%
    Investment Counselors                       655.0                  14.1          2.5%
    California Public Employee Retirement       403.7                   8.7          1.5%
    Mellon Bank Corp.                           394.8                   8.5          1.5%
    Barclays Bank PLC                           366.6                   7.9          1.4%
    Nicholas-Applegate Capital                  360.4                   7.7          1.4%
    RH Capital Associates                       348.7                   7.5          1.3%
    Fidelity Management                         298.8                   6.4          1.1%
    Dimensional Fund                            296.7                   6.4          1.1%
    Vinik, Jeffrey N.                           269.6                   5.8          1.0%
    Bankers Trust N.Y Corp.                     225.9                   4.9          0.9%
    All Other (60)                            2,912.9                  62.6         11.2%
                                            -----------           -----------     ---------
                TOTAL                         7,411.8                 159.4         28.4%

DOMESTIC MUTUAL FUNDS
    Kent Small Company Growth                    69.7                 $ 1.5          0.3%
    Convertible Holdings Inc.                    64.2                   1.4          0.2%
    IDS Small Company Index                      21.8                   0.5          0.1%
    Invesco Small Company Fund                   16.8                   0.4          0.1%
    Consulting Growth - Small Cap.               11.1                   0.2          0.0%
    All Other (4)                                26.5                   0.6          0.1%
                                            -----------           -----------     ---------
                TOTAL                           210.1                   4.5          0.8%

FOREIGN MUTUAL FUNDS
    Obligest                                    127.8                 $ 2.7          0.5%
    Fructifrance                                124.5                   2.7          0.5%
    Euro-Gan                                     47.0                   1.0          0.2%

                                                     Wasserstein Perella & Co.
-------------------------------------------------------------------------------

REXEL, INC.                                                 REVIEW OF REXEL, INC
================================================================================
Shareholder Profile (Cont'd)
($ in millions, shares in thousands)

                                                                         MARKET VALUE
                                                             SHARES     AS OF 10/15/97      % HELD
                                                             ------     --------------      ------
FOREIGN FUNDS (CONT'D)
     Techno-Gan                                               40.0           0.9              0.2%
     Ameri-Gan                                                30.0           0.6              0.1%
     FCP Pluri-France                                         10.0           0.2              0.0%
     All other (9)                                            28.7           0.6              0.1%
                                                          --------       -------            ------
          TOTAL                                              408.0           8.8              1.6%

INSURANCE COMPANIES
     Motors Insurance Corp.                                   12.8           0.3              0.0%
     All Other (3)                                            19.6           0.4              0.1%
                                                          --------       -------            ------
          TOTAL                                               32.4           0.7              0.1%

TOTAL INSTITUTIONS, INSIDERS AND BENEFICIAL HOLDERS       21,223.8         456.3             81.5%

OTHER SHAREHOLDERS                                         4,831.5         103.9             18.5%
                                                          --------       -------            ------
CURRENT TOTAL SHARES OUTSTANDING (3)                      26,055.3       $ 560.2            100.0%
                                                          ========       =======            ======

____________________
(1)  Based on 13D dated 8/29/97

(2)  Based on CDA Spectrum dated 9/29/97

(3)  As of 9/30/97 provided by the management

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                               Review of Rexel, Inc.
===============================================================================
Stock Price and Volume History

                             (CHART APPEARS HERE)

----------------------------
----------------------------
10/11/96     24.2     15.25
----------------------------
            121.2    15.125
----------------------------
            248.3        15
----------------------------
            272.8        14
----------------------------
            351.7    14.125
----------------------------
            213.5        14
----------------------------
            239.6    13.625
----------------------------
             81.7    13.875
----------------------------
   6-Dec    144.3     14.25
----------------------------
            127.7     14.25
----------------------------
            143.2    14.375
----------------------------
             65.8    15.125
----------------------------
            317.8    16.125
----------------------------
            310.2    16.125
----------------------------
            265.5        17
----------------------------
            257.5    17.125
----------------------------
 1/31/97    115.1    16.375
----------------------------
              106     16.75
----------------------------
             74.1    16.125
----------------------------
              189    17.625
----------------------------
            374.5        18
----------------------------
            633.8    20.125
----------------------------
            258.9    18.375
----------------------------
            205.4        17
----------------------------
  27-Mar    172.8    18.375
----------------------------
              200    18.375
----------------------------
            176.4      17.5
----------------------------
               84    18.125
----------------------------
            183.8    16.375
----------------------------
            139.1    18.625
----------------------------
            169.4    17.625
----------------------------
              115        18
----------------------------
  23-May     97.5    17.875
----------------------------
               88     18.25
----------------------------
            136.6    18.125
----------------------------
            151.9      18.5
----------------------------
              205    18.125
----------------------------
            239.7    17.875
----------------------------
            121.8    17.875
----------------------------
            109.3    17.875
----------------------------
  18-Jul    163.2    17.625
----------------------------
            311.1    18.188
----------------------------
            260.4      18.5
----------------------------
            262.6    18.063
----------------------------
            265.2    17.313
----------------------------
            162.4    17.813
----------------------------
            366.7    20.813
----------------------------
            845.4    21.125
----------------------------
  12-Sep    355.8     21.25
----------------------------
            415.8    21.313
----------------------------
            134.5    21.438
----------------------------
             72.8    21.875
----------------------------
              148    21.688
----------------------------

                 WEEKLY FROM OCTOBER 10, 1996-OCTOBER 10, 1997

Prices in home currency.                               Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                                REVIEW OF REXEL, INC.
================================================================================
Indexed Price History of Rexel, Inc. and Its Peer Group



                             [GRAPH APPEARS HERE]

--------------------------------------------------------
Date       Rexel, Inc.     S&P 500     Peer Group
--------------------------------------------------------
  11-Oct           100           100          100
--------------------------------------------------------
                 99.18        101.45      102.746
--------------------------------------------------------
                98.361       100.037      105.772
--------------------------------------------------------
                91.803       100.444      105.896
--------------------------------------------------------
                92.623       104.305      110.161
--------------------------------------------------------
                91.803       105.275      115.271
--------------------------------------------------------
                89.344       106.861      112.536
--------------------------------------------------------
                90.984       108.044      114.225
--------------------------------------------------------
                93.443       105.558      110.811
--------------------------------------------------------
                93.443       103.993      111.167
--------------------------------------------------------
                94.262       106.881      114.229
--------------------------------------------------------
                 99.18       108.011      115.712
--------------------------------------------------------
  1/3/97       105.738       106.761      114.684
--------------------------------------------------------
               105.738       108.398      117.477
--------------------------------------------------------
               111.475       110.777      115.497
--------------------------------------------------------
               112.295       109.971      109.677
--------------------------------------------------------
               107.377       112.203      109.244
--------------------------------------------------------
               109.836       112.688      109.568
--------------------------------------------------------
               105.738       115.388      111.738
--------------------------------------------------------
               115.574       114.431      112.805
--------------------------------------------------------
               118.033       112.868      111.456
--------------------------------------------------------
               131.967       114.887      111.301
--------------------------------------------------------
               120.492       113.203      108.316
--------------------------------------------------------
               111.475       111.909      108.171
--------------------------------------------------------
  27-Mar       120.492        110.45      104.907
--------------------------------------------------------
               120.492       108.169      103.521
--------------------------------------------------------
               114.754       105.279      103.553
--------------------------------------------------------
               118.852       109.374      103.759
--------------------------------------------------------
               107.377       109.236      102.765
--------------------------------------------------------
               122.131       116.029      109.433
--------------------------------------------------------
               115.574       117.715      109.932
--------------------------------------------------------
               118.033       118.424      110.808
--------------------------------------------------------
               117.213        120.89      113.933
--------------------------------------------------------
               119.672       121.069      113.857
--------------------------------------------------------
               118.852       122.457      112.245
--------------------------------------------------------
               121.311        127.49      113.653
--------------------------------------------------------
  20-Jun       118.852       128.265      111.619
--------------------------------------------------------
               117.213       126.638      112.087
--------------------------------------------------------
               117.213       130.865      114.535
--------------------------------------------------------
               117.213       130.831      120.386
--------------------------------------------------------
               115.574       130.634      129.009
--------------------------------------------------------
               119.262       133.987      134.766
--------------------------------------------------------
               121.311       135.178      133.548
--------------------------------------------------------
               118.443       133.237      130.521
--------------------------------------------------------
               113.525       128.566      129.958
--------------------------------------------------------
               116.803       131.811      126.793
--------------------------------------------------------
               136.475       128.375      124.476
--------------------------------------------------------
               138.525       132.596      126.865
--------------------------------------------------------
  12-Sep       139.344       131.863       126.81
--------------------------------------------------------
               139.754       135.659      129.304
--------------------------------------------------------
               140.574       134.904      126.463
--------------------------------------------------------
               143.443       137.732      127.484
--------------------------------------------------------
               142.213       138.529      126.748
--------------------------------------------------------

                 Weekly from October 10,1996 - October 10,1997

(1) Includes Hughes Supply, Noland, W.W.
    Grainger and Waxman Industries.
                                                      Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.
================================================================================


                        ------------------------------

                             REVIEW OF REXEL, S.A.

                        ------------------------------


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                                REVIEW OF REXEL, S.A.
================================================================================
Rexel, S.A. - Company Overview

----------------------
 BUSINESS DESCRIPTION         .  REXEL, S.A. IS A WORLD LEADER IN THE
----------------------           DISTRIBUTION OF ELECTRICAL PARTS AND SUPPLIES
                                 FOR CONSTRUCTION, INDUSTRY AND SERVICES

----------------------
       PRODUCTS               .  PRODUCTS INCLUDE: WIRES, CABLES, DUCTS,
----------------------           LIGHTING, HEATING, AND VENTILATION MATERIALS,
                                 AND PRODUCTS FOR CONNECTING COMPUTER
                                 PERIPHERALS AND LOCAL NETWORKS

                              .  REXEL, S.A. USES DIFFERENT DISTRIBUTION
                                 CHANNELS TO OFFER ITS CUSTOMERS A RANGE OF
                                 PRODUCTS

                                 . Rexel, S.A. is located in 16 countries and operates through 83 companies with a total of 909 sales outlets in Europe and the United States

                                 . In 1996, Rexel, S.A. generated 58.5% of its sales outside of France

                                 .  Over the past five years, Rexel, S.A.'S
                                    international development has increased

                              .  REXEL, S.A.'S CUSTOMERS INCLUDE SMALL
                                 ELECTRICAL FITTERS, CONTRACTORS AT THE LOCAL, REGIONAL, AND NATIONAL LEVEL, INDUSTRIAL COMPANIES, AND PUBLIC AGENCIES

----------------------
    DEVELOPMENT               .  TO MAINTAIN AND EXPAND ITS LEADERSHIP POSITIONS
    ORIENTATIONS                 IN EUROPE AND THE UNITED STATES, AND BEGIN TO
---------------------            LOCATE IN THE MAJOR MARKETS WHERE REXEL, S.A.
                                 IS NOT YET ACTIVE


                              . TO RAISE, BY CONSTANT, ONGOING EFFORT, THE QUALITY OF SERVICE OFFERED CUSTOMERS

                              . TO IMPROVE THE OPERATING PROFITABILITY AND FLEXIBILITY OF THE GROUP'S DISTRIBUTION STRUCTURES

----------------------
    HEADQUARTERS              .  PARIS, FRANCE
----------------------

----------------------
        LABOR                 .  13,856 FULL-TIME EMPLOYEES
----------------------

----------------------
      OWNERSHIP               .  PINAULT-PRINTEMPS-REDOUTE GROUP - 70.5%
----------------------


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                                REVIEW OF REXEL, S.A.
================================================================================
Rexel, S.A. - Financial Summary ($MM) (1)

-----------------------------------------------------------------
                               1995      1996  ESTIMATE  ESTIMATE
FY 12/31                   12/31/95  12/31/96     FY 97     FY 98
-----------------------------------------------------------------
SALES                      $4,438.9  $4,781.3  $4,652.6  $5,232.2
Less: Cost of Sales         3,381.0   3,650.7   3,576.4   4,031.8
                            -------   -------   -------   -------
Gross Margin                1,057.9   1,130.6   1,076.2   1,200.4
Less: S,G & A Expens          837.7     888.4     835.4     924.1
                              -----     -----     -----     -----
EBIT                          220.2     242.2     240.8     276.3
Less: Interest Exp.            16.9       5.4      11.5      11.0
Less: Other Exp. (Inc.)        14.1      14.8      17.1      20.8
                               ----      ----      ----      ----
EBT                           189.2     222.0     212.3     244.5
Less: Income Tax Exp.          67.3      79.9      75.7      87.5
Less: Pref. Div. & Min.        19.2      17.8      14.9      16.7
                               ----      ----      ----      ----
NET INCOME                    102.7     124.3     121.7     140.3
-----------------------------------------------------------------

EBIT                         $220.2    $242.2    $240.8    $276.3
Plus: Dep. & Amort.            36.0      37.7      36.7      41.2
                               ----      ----      ----      ----
EBITDA                        256.2     279.9     277.5     317.6
Less: Capital Exp.             25.5      45.9      91.8     138.7
                               ----      ----      ----     -----
FREE CASH FLOW                230.8     234.1     185.7     178.8
-----------------------------------------------------------------

-----------------------------------------------------------------
                             MARGINS
-----------------------------------------------------------------
Gross Margin                  23.8%     23.6%     23.1%     22.9%
EBITDA                         5.8%      5.9%      6.0%      6.1%
EBIT                           5.0%      5.1%      5.2%      5.3%
Net Income                     2.3%      2.6%      2.6%      2.7%
Free Cash Flow                 5.2%      4.9%      4.0%      3.4%
-----------------------------------------------------------------

-----------------------------------------------------------------
                             RATIOS
-----------------------------------------------------------------
Book Value              $  737.1   $  817.3   $  873.7   $1,051.5
Ret. on Book Equity         13.9%      15.2%      13.9%      13.3%
Total Book Assets        2,458.5    2,845.6    2,769.0    3,114.0
Ret. on Book Assets(3)       4.6%       4.5%       4.6%       4.7%
-----------------------------------------------------------------

-----------------------------------------------------------------
                        MARKET CAPITALIZATION

-----------------------------------------------------------------
STOCK PRICE (10/15/97)                                    $281.35
    52-Week High/Low:    $310.96/$233.73
Shares Outstanding                                          11.26


EQUITY MARKET VALUE                                      $3,167.4


Plus: Debt (2)                                   $644.8
Plus: Preferred Stock                               0.0
Plus: Post Ret. and Postemp. Benefits
       or Min. Int.                                 0.0
Less: Cash & Equivalents                           88.8
                                                   ----


Net Debt                                                    556.0
                                                            -----


ADJUSTED MARKET VALUE                                    $3,723.5

-----------------------------------------------------------------

-----------------------------------------------------------------
                  MARKET TRADING MULTIPLES
-----------------------------------------------------------------
          ADJUSTED MARKET VALUE AS            MARKET VALUE AS
               A MULTIPLE OF:                  A MULTIPLE OF:
        SALES   EBITDA   EBIT    FCF        NET INC.    BOOK VAL.
        -----   ------   ----    ---        --------    ---------
LFY     0.8x     13.3x   15.4x  15.9x         25.5x        3.9x
FY 97   0.8x     13.4x   15.5x  20.0x         26.0x        3.6x
FY 98   0.7x     11.7x   13.5x  20.8x         22.6x        3.0x
-----------------------------------------------------------------

-----------------------------------------------------------------
             NFY CAPITALIZATION AND CREDIT RATIOS
-----------------------------------------------------------------
                        DEBT COVERAGE
     EBITDA/INT.      EBIT/INT.      FCF/INT.     DEBT/EBITDA
     -----------      ---------      --------     -----------
        24.1x           21.0x          16.2x          2.0x
-----------------------------------------------------------------
                          CAPITALIZATION
             BOOK RATIOS                 MARKET RATIOS
         D/E        D/(D+E)           D/E          D/(D+E)
         ---        -------           ---          -------
        78.9%        44.1%           20.4%          16.9%
-----------------------------------------------------------------

-------------------------
FOOTNOTES
-------------------------
(1) Exchange rates are based on annual averages for I/S items and year-end rates for B/S items. Exchange rate for estimates and market data is the current rate as of 10/15/97
(2)  Book value of debt assumed to approximate market value
(3) Assumes book value of equity and assets grow at the same rate as sales in FY97 and FY98

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                                REVIEW OF REXEL, S.A.
================================================================================
Pinault-Printemps-Redoute - Financial Summary ($MM) (1)

-----------------------------------------------------------------------
                               1995   1996(2)  Estimate(2)  Estimate(2)
FY 12/31                   12/31/95  12/31/96        FY 97        FY 98
-----------------------------------------------------------------------
Sales                     $15,637.6 $15,757.2    $14,580.1    $15,699.1
Less: Cost of Sales        10,611.2        NA           NA           NA
                           --------        --           --           --
Gross Margin                5,026.4        NA           NA           NA
Less: S,G & A Expens        4,470.0        NA           NA           NA
                            -------        --           --           --
EBIT                          556.4     649.7        663.7        783.7
Less: Interest Exp.           111.4      43.3          9.3        (19.9)
Less: Other Exp. (Inc.)        34.4      46.8         16.9         16.9
                               ----      ----         ----         ----
EBT                           410.6     559.6        637.5        786.7
Less: Income Tax Exp.         105.5     152.7        221.6        277.7
Less: Pref. Div. & Min.         0.4       2.2          6.9          9.0
                                ---       ---          ---          ---
NET INCOME                    304.7     404.7        409.0        500.1
-----------------------------------------------------------------------

EBIT                         $556.4    $649.7       $663.7       $783.7
Plus: Dep. & Amort.           210.8     213.1        224.1        195.4
                              -----     -----        -----        -----
EBITDA                        767.2     862.8        887.8        979.0
Less: Capital Exp.            239.2     262.2        287.3        250.6
                              -----     -----        -----        -----
FREE CASH FLOW                528.0     600.5        600.5        728.4
-----------------------------------------------------------------------

-----------------------------------------------------------------
                             MARGINS
-----------------------------------------------------------------
Gross Margin                  32.1%       NA        NA        NA
EBITDA                         4.9%      5.5%      6.1%      6.2%
EBIT                           3.6%      4.1%      4.6%      5.0%
Net Income                     1.9%      2.6%      2.8%      3.2%
Free Cash Flow                 3.4%      3.8%      4.1%      4.6%
-----------------------------------------------------------------

-----------------------------------------------------------------
                             RATIOS
-----------------------------------------------------------------
Book Value                 $2,759.9  $2,912.1  $2,841.4  $3,181.4
Ret. on Book Equity            11.0%     13.9%     14.4%     15.7%
Total Book Assets          11,152.9   8,856.4   8,031.4   8,417.0
Ret. on Book Assets(3)          3.3%      4.9%      5.2%      5.8%
-----------------------------------------------------------------

-----------------------------------------------------------------
                        MARKET CAPITALIZATION

-----------------------------------------------------------------
Stock Price (10/15/97)                                    $485.47
    52-Week High/Low:    $513.93/$312.99
Shares Outstanding                                          22.42


EQUITY MARKET VALUE                                     $10,882.3


Plus: Debt (3)                                 $2,086.1
Plus: Preferred Stock                               0.0
Plus: Post Ret. and Postemp. Benefits
       or Min. Int.                                 0.0
Less: Cash & Equivalents                            0.0
                                                    ---


Net Debt                                                  2,086.1
                                                          -------


ADJUSTED MARKET VALUE                                   $12,968.4

-----------------------------------------------------------------

-----------------------------------------------------------------
                  MARKET TRADING MULTIPLES
-----------------------------------------------------------------
          Adjusted Market Value as            Market Value as
               a multiple of:                  a multiple of:
        Sales   EBITDA   EBIT    FCF        Net Inc.    Book Val.
        -----   ------   ----    ---        --------    ---------
LFY     0.8x     15.0x   20.0x  21.6x         26.9x        3.7x
FY 97   0.9x     14.6x   19.5x  21.6x         26.6x        3.8x
FY 98   0.8x     13.2x   16.5x  17.8x         21.8x        3.4x
-----------------------------------------------------------------

-----------------------------------------------------------------
             NFY CAPITALIZATION AND CREDIT RATIOS
-----------------------------------------------------------------
                        Debt Coverage
     EBITDA/Int.      EBIT/Int.      FCF/Int.     Debt/EBITDA
     -----------      ---------      --------     -----------
        95.5x           71.4x          64.6x          2.3x
-----------------------------------------------------------------
                          CAPITALIZATION
             BOOK RATIOS                 MARKET RATIOS
         D/E        D/(D+E)           D/E          D/(D+E)
         ---        -------           ---          -------
        71.6%        41.7%           19.2%          16.1%
-----------------------------------------------------------------


_________________________
FOOTNOTES
_________________________
(1) Exchange rates are based on annual averages for I/S items and year-end rates for B/S items. Exchange rate for estimates and market data is the current rate as of 10/15/97
(2)  Based on Merrill Lynch research report dated 8/1/97
(3) Based on net debt number on Merrill Lynch research report and book value of debt assumed to approximate market value

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.
================================================================================


                        ------------------------------

                              VALUATION ANALYSIS

                        ------------------------------


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.
================================================================================






                     VALUATION ANALYSIS TABLE OF CONTENTS

                              A.   INVESTMENT RETURN ANALYSIS

                              B.   DISCOUNTED CASH FLOW ANALYSIS

                              C.   COMPARABLE COMPANY TRADING ANALYSIS

                              D.   COMPARABLE COMPANY ACQUISITION ANALYSIS

                              E.   PREMIUM ANALYSIS






                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                                 VALUATION ANALYSIS
================================================================================
Summary Valuation Information

 -----------------------------------------------------------------------------------------------------------------------------------

   _________________________                                                      -------------------------------
         METHODOLOGY                                                                 IMPLIED SHARE PRICE RANGE
   -------------------------                                                      -------------------------------
   Current Trading Value  (10/15/97)                                                       $21.50

   Return from 12/15/92 Share Price to Offer Price of $22.50/(1)/                           42.9%


   Discounted Cash Flow Analysis
      Management Case                                                             $20.00    -      $22.00
      Management Case with Acquisitions                                           $20.00    -      $22.00
      Management Case without Recession                                           $21.00    -      $23.00
      Downside Case                                                               $16.00    -      $18.00
      June Plan Case                                                              $22.50    -      $25.00


   Comparable Acquisition Analysis                                                $12.00    -      $20.00


   Comparable Company Analysis                                                    $22.00    -      $26.00


   Premium Analysis                                                               $21.50    -      $22.10


   INDICATIVE VALUATION RANGE                                                     $22.00    -      $24.00
 -----------------------------------------------------------------------------------------------------------------------------------

_________________________
/(1)/ Compound annual return


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                                   VALUATION ANALYSIS
================================================================================
Summary Valuation Range ($MM, except per share amounts)

                                        ENTERPRISE        EQUITY       EQUITY VALUE                 ENTERPRISE VALUE
---------------------------
  METHODS AND ASSUMPTIONS                 VALUE            VALUE          PER SHARE               AS A MULTIPLE OF 1997E
---------------------------                                                             -------------------------------------------
                                        RANGE/(1)/      RANGE/(1)/       RANGE/(2)/          SALES         EBITDA         EBIT
                                      --------------  --------------  ---------------   --------------  ------------  -------------
CURRENT TRADING VALUATION/(3)/             $639            $569            $21.50            0.47X           8.7X         10.1X
-------------------------

REXEL, S.A. OFFER
-----------------
 . Assuming all shares are                 $665            $595            $22.50            0.49x           9.1x         10.5x
   valued at $22.50 per share

DISCOUNTED CASH FLOW ANALYSIS
-----------------------------
 . Management Case                     $599 - $652      $529 - $582   $20.00 - $22.00   0.44x - 0.48x   8.2x -  8.9x   9.5x - 10.3x
 . Management Case                     $599 - $652      $529 - $582   $20.00 - $22.00   0.44x - 0.48x   8.2x -  8.9x   9.5x - 10.3x
   with Acquisitions
 . Management Case                     $625 - $679      $555 - $609   $21.00 - $23.00   0.46x - 0.50x   8.5x -  9.3x   9.9x - 10.7x
   without Recession
 . Downside Case                       $492 - $545      $422 - $475   $16.00 - $18.00   0.36x - 0.40x   6.7x -  7.4x   7.8x -  8.6x
 . June Plan Case                      $665 - $732      $595 - $662   $22.50 - $25.00   0.49x - 0.54x   9.1x - 10.0x  10.5x - 11.6x

COMPARABLE ACQUISITION ANALYSIS
-------------------------------
 . Reflects benchmark transactions     $385 - $599      $315 - $529   $12.00 - $20.00   0.28x - 0.44x   5.3x -  8.2x   6.1x -  9.5x
   in the industry

COMPARABLE COMPANY ANALYSIS
---------------------------
 . Company trading values based on     $652 - $759      $582 - $689   $22.00 - $26.00   0.48x - 0.55x   8.9x - 10.4x  10.3x - 12.0x
   public valuations of comparable
   companies

PREMIUM ANALYSIS                       $639 - $655      $569 - $585   $21.50 - $22.10   0.47x - 0.48x   8.7x -  8.9x  10.1x - 10.3x
----------------

INDICATIVE VALUATION RANGE             $652 - $706      $582 - $635   $22.00 - $24.00   0.48x - 0.52x   8.9x -  9.6x  10.3x - 11.2x
--------------------------

                                               EQUITY VALUE
---------------------------
  METHODS AND ASSUMPTIONS                  AS A MULTIPLE OF 1997E
---------------------------          ----------------------------------
                                        NET INCOME        BOOK VALUE
                                     ---------------   ----------------
CURRENT TRADING VALUATION/(3)/             17.5x             2.4x
-------------------------

REXEL, S.A. OFFER
-----------------
 . Assuming all shares are                 18.4x             2.5x
   valued at $22.50 per share

DISCOUNTED CASH FLOW ANALYSIS
-----------------------------
 . Management Case                    16.3x - 18.0x       2.2x - 2.5x
 . Management Case                    16.3x - 18.0x       2.2x - 2.5x
   with Acquisitions
 . Management Case                    17.1x - 18.8x       2.4x - 2.6x
   without Recession
 . Downside Case                      13.0x - 14.7x       1.8x - 2.0x
 . June Plan Case                     18.4x - 20.4x       2.5x - 2.8x

COMPARABLE ACQUISITION ANALYSIS
-------------------------------
 . Reflects benchmark transactions     9.7x - 16.3x       1.3x - 2.2x
   in the industry

COMPARABLE COMPANY ANALYSIS
---------------------------
 . Company trading values based on    18.0x - 21.2x       2.5x - 2.9x
   public valuations of comparable
   companies

PREMIUM ANALYSIS
----------------                      17.5x - 18.0x       2.4x - 2.5x

INDICATIVE VALUATION RANGE            18.0x - 19.6x       2.5x - 2.7x
--------------------------

/(1)/ Assumes net debt of $70.2MM

/(2)/ Based on a total of 26.1MM shares outstanding and 0.6MM options with average exercise price of $8.56/share

/(3)/ Based on 10/15/97 closing price

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                           INVESTMENT RETURN ANALYSIS
================================================================================


                        ------------------------------

                               INVESTMENT RETURN
                                   ANALYSIS

                        ------------------------------


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                           INVESTMENT RETURN ANALYSIS
================================================================================
Stock Price Return Analysis

                                                                   --------------  --------------   -------------
                                                                      Opening         Closing         Compound
                                                                    Price Level      Price Level       Annual
                                                                    at 12/15/92/(1)/ at 10/15/97       Return
                                                                   --------------  --------------   -------------
          Rexel, Inc.                                                 $4.00           $21.50           41.6%

          S&P Industrials                                           $505.75        $1,133.68           18.2%

                                                                        --------------
                                                                            Value
                                                                           Required
                                                                        --------------
          Assuming a Return Equivalent to the S&P Industrials              $ 8.97

          Current Rexel, S.A. Offer                                        $22.50

          Assuming a 20.0% Return                                          $ 9.66

          Assuming a 30.0% Return                                          $14.22

          Assuming a 40.0% Return                                          $20.36

_________________________________________
/(1)/ First trading day after the spin-off of Worldtex Inc.
/(2)/ Represent a 42.9% compound annual return to the 12/15/92 price and a 4.7% return to the current price


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.
================================================================================


                        ------------------------------

                             DISCOUNTED CASH FLOW
                                   ANALYSIS

                        ------------------------------


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--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Background of Discounted Cash Flow Analysis


 .    Five preliminary financial forecasts were developed following detailed discussion with the Company's management on October 2, 1997 and October 6, 1997

 .    Initial assumptions were based on:

     -    the Company's historical operations and financial performance

     - the current condition of the business and the electrical parts and supplies industry in general

     - the F.W. Dodge report dated March 1997 which provides forecasts of market conditions for the commercial and industrial building industry through 2001

     - management estimates developed in June, 1997 for fiscal years 1997 -2000 assuming no additional acquisitions after 1997 with a recession in 1999 and 2000 as projected by F.W. Dodge

     - management estimates developed in June, 1997 for fiscal years 1997 - 2000 assuming additional acquisitions after 1997 with a recession in 1999 and 2000 as projected by F.W. Dodge

 .    The five financial forecasts developed were

     - A "Management Case" that modifies the Company's three-year plan developed in June, 1997 by using management's current estimates of financial performance through the year 2002. The Management Case assumes no additional acquisitions after 1997 and a market recession in 1999 and 2000. The projections underlying the Management Case were provided to WP&Co. by the Company's CEO during the week of October 6, following announcement of proposed transaction. The Company's CEO stated that these projections reflect his best current view of the likely future financial performance of the Company based on his additional experience as CEO of the Company and having had the time to thoughtfully consider the Company's three-year plan developed in June, 1997. The Company's CEO subsequently reviewed the Management Case and stated that it reflects his current best estimate of the Company's future financial performance


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Background of Discounted Cash FLow Analysis

     - A "Management Case With Acquisitions" that uses the Management Case but assumes, for each year of the projection period, the acquisition of businesses that contribute $100 million in sales, have EBITDA margins of 5.3%, and acquisition prices of 6.0x EBITDA. The Company's management has advised WP&Co. that it believes that $100 million of additional sales from acquisitions would be difficult for the Company to integrate effectively, that a 5.3% EBITDA margin is, on average, appropriate to use for acquisitions and that most acquisitions made by the Company can be made at or below 6.0x EBITDA

     - A "Management Case Without Recession" that uses the Management Case but assumes no recession during 1999 or 2000. The Management Case Without Recession projections assume that the Company's sales grow at an annual rate of 4%, which is approximately 1.5% above estimated real GDP growth. 1% -1.5% is the rate above long-term GDP which the Company's CEO has advised WP&Co. is appropriate to use as the Company's long-term growth rate without acquisitions

     - A "Downside Case" that uses the Management Case but projects out ten years and assumes a more severe recession in 1999 and 2000 and a second recession in the years 2003 and 2004. The projected effects of these recessions on sales and margins are based on actual results of certain of the Company's subsidiaries during the 1990-1991 recession that were provided to WP&Co. by the Company

     - A "June Plan Case" that uses the Company's 3-year plan developed in June 1997, assumes no additional acquisitions after 1997, a market recession in 1999 and 2000, and uses a five year forecast period. Management of the Company has advised WP&Co. that the three-year plan developed in June, 1997 was prepared quickly at the direction of Rexel, S.A. Management states that the end result of the three-year plan developed in June, 1997 was dictated by management of Rexel, S.A. and does not reflect the best estimate of the Company's management of the likely future financial results of the Company

 .    Based on historical payments under the Services Agreement between the
     Company and SA dated November 1, 1995, service and consulting fees of approximately $800,000 were included in S,G&A throughout the projection period for all five financial forecasts

 .    On October 8, 1997, WP&Co. had a teleconference with the Company's senior management to discuss in detail management's financial forecasts and additional due diligence items

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Background of Discounted Cash Flow Analysis (Cont'd)

     . As a result of those discussions, further refinements were made to the five financial forecasts

        - In developing these forecasts, WP&Co. was advised by senior management of the Company that the 1998 division targets currently under discussion use performance targets that are more optimistic than the financial performance projected by the Management Case. Management stated that the Management Case represents the operating results that senior management anticipates the Company will likely achieve

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Assumptions for Discounted Cash Flow Analysis

 .    MANAGEMENT CASE

     . Modifies the June Plan Case by using management's current estimates of future financial performance assuming no additional acquisitions after 1997 and a market recession in 1999 and 2000 based on the F.W. Dodge report

          - Assumes capital expenditures of $1 million per year from 1998 through 2002 for branch expansions and improvements (depreciated over seven years) and an additional $3.5 million in both 1998 and 1999 for a new information system (depreciated over five years). Year to date (YTD) sales growth and working capital figures are annualized and exclude prepaid expenses

     .    Income Statement Assumptions

                                                  YTD 9/97      1997      1998      1999      2000      2001      2002
                                                  --------      ----      ----      ----      ----      ----      ----
               Sales Growth                        18.3%        18.0%     7.0%      1.2%     (0.9)%     7.0%      4.0%
               Gross Margins                       20.6%        20.7%    21.0%     21.0%     21.0%     21.1%     21.2%
               Operating Expense % of Sales        15.9%        16.1%    16.1%     16.2%     16.2%     16.1%     16.1%
               Effective Tax Rate                  42.5%        42.0%    42.0%     42.0%     42.0%     42.0%     42.0%

     .    Balance Sheet Assumptions

                                                  YTD 9/97      1997      1998      1999      2000      2001      2002
                                                  --------      ----      ----      ----      ----      ----      ----
               Net Working Capital % of Sales      12.9%        14.4%    13.6%     13.3%     13.1%     13.1%     13.1%
               Capital Expenditures % of Sales      0.4%         0.4%     0.7%      0.7%      0.5%      0.5%      0.5%
               Depreciation % of Sales               NA          0.5%     0.5%      0.5%      0.5%      0.5%      0.5%
               Days Receivable                     52.2         50.3     47.4      47.3      47.1      47.1      47.1
               Inventory Turns                      7.9x         8.0x     7.9x      8.0x      8.1x      8.1x      8.1x
               Days Payable                        53.0         47.0     47.1      47.8      48.1      48.1      48.1
               Net Working Capital Turns            7.8x         7.0x     7.3x      7.5x      7.6x      7.6x      7.6x


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                       DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Overview of Rexel, Inc. Operations - Management Case
($ in millions)

                                         -------------------------------------------------------------------------------------------
                                                  FISCAL YEAR ENDS 12/31 (1)                             FORECAST (2)
                                         -------------------------------------------------------------------------------------------
                                             1994      1995      1996      1997E      1998E     1999E     2000E     2001E      2002E
                                         -------------------------------------------------------------------------------------------
Operating Data:
--------------
Net Sales Before Annual Acquisitions     $1,065.5  $1,120.7  $1,159.4   $1,368.4   $1,463.8  $1,481.4  $1,468.1  $1,570.8   $1,633.7
Annual Acquisitions                            NA        NA        NA        0.0        0.0       0.0       0.0       0.0        0.0
                                               --        --        --        ---        ---       ---       ---       ---        ---
Total Net Sales                          $1,065.5  $1,120.7  $1,159.4   $1,368.4   $1,463.8  $1,481.4  $1,468.1  $1,570.8   $1,633.7
Cost of Goods Sold                          853.0     890.6     917.9    1,084.8    1,156.4   1,170.3   1,159.8   1,239.4    1,287.3
                                            -----     -----     -----    -------    -------   -------   -------   -------    -------
Gross Profit                                212.5     230.1     241.5      283.6      307.4     311.1     308.3     331.4      346.3

SG&A (3)                                    187.4     184.7     185.7      220.3      235.0     240.2     238.2     253.3      263.6

EBIT                                         25.1      45.4      55.8       63.3       72.4      70.9      70.1      78.1       82.8

Depreciation                                  9.7       8.9       6.6        7.1        7.5       7.6       8.0       8.6        7.9
Amortization                                   NA        NA       1.9        2.8        3.0       3.0       3.1       3.1        3.1
                                               --        --       ---        ---        ---       ---       ---       ---        ---
EBITDA                                       34.8      54.3      64.3       73.2       82.9      81.6      81.2      89.8       93.7
Capital Expenditures                         12.1       5.1       4.6        5.3       10.7      10.7       7.2       7.6        7.9
                                             ----       ---       ---        ---       ----      ----       ---       ---        ---
Free Cash Flow (4)                           22.7      49.3      59.7       67.9       72.3      70.9      74.0      82.2       85.8

Margin (% of Sales):
-------------------
Gross Profit                                19.9%     20.5%     20.8%      20.7%      21.0%     21.0%     21.0%     21.1%      21.2%
Cost of Goods Sold                          80.1%     79.5%     79.2%      79.3%      79.0%     79.0%     79.0%     78.9%      78.8%
SG&A                                        17.6%     16.5%     16.0%      16.1%      16.1%     16.2%     16.2%     16.1%      16.1%
EBIT                                         2.4%      4.1%      4.8%       4.6%       4.9%      4.8%      4.8%      5.0%       5.1%
EBITDA                                       3.3%      4.8%      5.5%       5.3%       5.7%      5.5%      5.5%      5.7%       5.7%
Free Cash Flow                               2.1%      4.4%      5.1%       5.0%       4.9%      4.8%      5.0%      5.2%       5.3%
Depreciation(5)                              0.9%      0.8%      0.6%       0.5%       0.5%      0.5%      0.5%      0.5%       0.5%
Capital Expenditures(5)                      1.1%      0.5%      0.4%       0.4%       0.7%      0.7%      0.5%      0.5%       0.5%

Growth Rates:
------------
Net Sales Bef. Acq/Total Net Sales Yr Before    -      5.2%      3.5%      18.0%       7.0%      1.2%     (0.9%)     7.0%       4.0%
Total Net Sales                                 -      5.2%      3.5%      18.0%       7.0%      1.2%     (0.9%)     7.0%       4.0%
SG&A                                            -     (1.5%)     0.5%      18.6%       6.7%      2.2%     (0.8%)     6.3%       4.1%
EBIT                                            -     81.0%     23.0%      13.3%      14.4%     (2.0%)    (1.1%)    11.5%       5.9%
EBITDA                                          -     56.2%     18.4%      13.8%      13.3%     (1.6%)    (0.5%)    10.6%       4.4%

________________________
(1) 1994, 1995 and 1996 based on 10Ks
(2) Management estimates
(3) Includes fees for use of the Rexel name and additional services fees. Bonus expenses included in SG&A are assumed to stay at 1996 0.7% sales ratio throughout the projection period
(4) Free Cash Flow is defined as EBITDA less Capital Expenditures
(5) Assumes the Company has $3.5 MM capital expenditures for information systems in 1998 and 1999, respectively, and these expenditures are depreciated over 5-year period
    Also assumes $1.0MM for branch improvement and expansion depreciated over 7-year period

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Balance Sheet & Unlevered Free Cash Flow - Management Case
($ in millions)

                                       ---------------------------------------------------------------------------------------
                                        Fiscal Year Ends 12/31 (1)                            Forecast (2)
                                       ---------------------------------------------------------------------------------------
                                         1994      1995      1996     1997E     1998E     1999E     2000E     2001E     2002E
                                       ---------------------------------------------------------------------------------------
WORKING CAPITAL ITEMS:
----------------------
Accounts Receivable                    $143.0    $138.6    $145.6    $188.7    $190.2    $191.8    $189.6    $202.8    $210.9
Inventory                               111.3     102.2     117.7     136.3     146.4     146.2     143.3     153.2     159.1
Prepaid Expenses                          8.9       8.3      10.4      11.3      12.1      12.3      12.1      13.0      13.5
                                          ---       ---      ----      ----      ----      ----      ----      ----      ----
Total Current Assets                    263.2     249.2     273.6     336.3     348.7     350.3     345.0     369.0     383.5

Accounts Payable                        116.5     107.3     122.6     139.7     149.3     153.4     152.7     163.2     169.5
Accrued Expenses                          0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                          ---       ---       ---       ---       ---       ---       ---       ---       ---
Total Current Liabilities               116.5     107.3     122.6     139.7     149.3     153.4     152.7     163.2     169.5

Net Working Capital (3)                 146.7     141.8     151.0     196.6     199.4     196.9     192.3     205.8     214.0
Net Working Capital to Sales             13.8%     12.7%     13.0%     14.4%     13.6%     13.3%     13.1%     13.1%     13.1%
Net Working Capital Turns (4)             7.3x      7.9x      7.7x      7.0x      7.3x      7.5x      7.6x      7.6x      7.6x

RATIOS:
-------
Days Receivable                          49.0      45.1      45.8      50.3      47.4      47.3      47.1      47.1      47.1
Inventory Turns                           7.7x      8.7x      7.8x      8.0x      7.9x      8.0x      8.1x      8.1x      8.1x
Prepaid Expense (% of sales)              0.8%      0.7%      0.9%      0.8%      0.8%      0.8%      0.8%      0.8%      0.8%
Days Payable                             49.9      44.0      48.8      47.0      47.1      47.8      48.1      48.1      48.1
Accrued Expenses (% of sales)             0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%

% Change in Net Working Capital             -      (3.3%)     6.5%     30.2%      1.5%     (1.3%)    (2.3%)     7.0%      4.0%
Total Net Sales Growth                      -       5.2%      3.5%     18.0%      7.0%      1.2%     (0.9%)     7.0%      4.0%
Change in Net W.C. to Change in Sales       -     (63.6%)   187.0%    167.4%     20.9%   (106.5%)   260.1%    100.1%    100.2%

UNLEVERED FREE CASH FLOWS:
--------------------------
EBIT                                                                   63.3      72.4      70.9      70.1      78.1      82.8
Less: Taxes on EBIT (5)                                                26.6      30.4      29.8      29.4      32.8      34.8
Plus: Depreciation and Amort. (6)                                       9.9      10.6      10.7      11.1      11.6      10.9
Less: Increase in Net Working Cap.                                     45.6       2.9      (2.5)     (4.6)     13.5       8.2
Less: Capital Expenditures (6)                                          5.3      10.7      10.7       7.2       7.6       7.9
Less: Cash Paid for Acquisitions                                        0.0       0.0       0.0       0.0       0.0       0.0
                                                                        ---       ---       ---       ---       ---       ---
UNLEVERED FREE CASH FLOW                                               (4.2)     39.0      43.7      49.2      35.9      42.8

_________________
(1) 1994, 1995 and 1996 based on 10Ks
(2) Management estimates
(3) Working Capital excludes cash and short-term debt
(4) Calculated as Total Net Sales divided by Net Working Capital
(5) 42.0% tax rate assumed
(6) Assumes the Company has $3.5MM capital expenditures for information systems in 1998 and 1999, respectively, and that these expenditures are depreciated over a 5-year period. Also assumes $1.0MM per year for branch improvement and expansion, depreciated over a 7-year period

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Discounted Cash Flow Analysis - EBITDA Terminal Multiple
Management Case ($ in millions, except per share data)

     -------------------------------------------------------------------------------------         -----------------------------
                                   Terminal Value Multiple: Year 5 EBITDA                            Year 5 EBITDA       $93.7
      Discount                                                                                       Net Debt (1)         70.2
        Rate          7.0x                        8.0x                         9.0x                  Shares Out (2)       26.4
               ---------------------------------------------------------------------------         -----------------------------
                    $161.6                      $161.6                      $161.6        Present Value of Free Cash Flows
                     416.6                       476.1                       535.6        Present Value of Terminal Value
                     -----                       -----                       -----
                    $578.2                      $637.7                      $697.2        Net Enterprise Value
                      70.2                        70.2                        70.2        Less: Net Debt
                      ----                        ----                        ----
                    $508.0                      $567.5                      $627.0        Net Equity Value
                    $19.21                      $21.46                      $23.71        Implied Share Price
        9.5%
                       2.8%                       3.6%                         4.2%       Implied Perpetuity Growth Rate
                       0.4x                       0.5x                         0.5x       Multiple of 1997E Sales
                       7.9x                       8.7x                         9.5x       Multiple of 1997E EBITDA
                       9.1x                      10.1x                        11.0x       Multiple of 1997E EBIT

                    $157.5                      $157.5                      $157.5        Present Value of Free Cash Flows
                     398.0                       454.9                       511.8        Present Value of Terminal Value
                     -----                       -----                       -----
                    $555.6                      $612.5                      $669.3        Net Enterprise Value
                      70.2                        70.2                        70.2        Less: Net Debt
                      ----                        ----                        ----
                    $485.4                      $542.3                      $599.1        Net Equity Value
       10.5%        $18.36                      $20.51                      $22.66        Implied Share Price

                       3.7%                        4.5%                       5.2%        Implied Perpetuity Growth Rate
                       0.4x                        0.4x                       0.5x        Multiple of 1997E Sales
                       7.6x                        8.4x                       9.1x        Multiple of 1997E EBITDA
                       8.8x                        9.7x                      10.6x        Multiple of 1997E EBIT

                    $153.6                      $153.6                     $153.6         Present Value of Free Cash Flows
                     380.5                       434.9                      489.2         Present Value of Terminal Value
                     -----                       -----                      -----
                    $534.1                      $588.5                     $642.9         Net Enterprise Value
                      70.2                        70.2                       70.2         Less: Net Debt
                      ----                        ----                       ----
       11.5%        $464.0                      $518.3                     $572.7         Net Equity Value
                    $17.54                      $19.60                     $21.65         Implied Share Price

                       4.7%                        5.5%                       6.1%        Implied Perpetuity Growth Rate
                       0.4x                        0.4x                       0.5x        Multiple of 1997E Sales
                       7.3x                        8.0x                       8.8x        Multiple of 1997E EBITDA
                       8.4x                        9.3x                      10.2x        Multiple of 1997E EBIT

________________________
Note: Valuation is from 01/01/98 to 12/31/02
(1) Based on projected 12/31/97 debt level
(2) Based on 26.1MM shares outstanding and assuming all 06.MM options exercised at weighted average price $8.56

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Discounted Cash Flow Analysis - Perpetuity Growth Rate (Management
Case)

($ in millions, except per share data)

     -------------------------------------------------------------------------------------          ------------------------------
                        Perpetuity Growth Rate: Year 5 Unlevered Free Cash Flow                      Year 5 FCF             $42.8
      Discount                                                                                       Net Debt (1)            70.2
        Rate          3.5%                       4.0%                       4.5%                     Shares Out (2)          26.4
               ---------------------------------------------------------------------------          ------------------------------
                   $161.6                     $161.6                     $161.6           Present Value of Free Cash Flows
                    469.1                      514.2                      568.3           Present Value of Perpetuity
                    -----                      -----                      -----
                   $630.7                     $675.8                     $729.9           Net Enterprise Value
                     70.2                       70.2                       70.2           Less: Net Debt
                     ----                       ----                       ----
         9.5%      $560.5                     $605.6                     $659.8           Net Equity Value
                   $21.20                     $22.90                     $24.95           Implied Share Price

                      7.9x                       8.6x                       9.6x          Implied Terminal EBITDA Multiplier
                      0.5x                       0.5x                       0.5x          Multiple of 1997E Sales
                      8.6x                       9.2x                      10.0x          Multiple of 1997E EBITDA
                     10.0x                      10.7x                      11.5x          Multiple of 1997E EBIT

                   $157.5                     $157.5                     $157.5           Present Value of Free Cash Flows
                    384.2                      415.7                      452.6           Present Value of Perpetuity
                    -----                      -----                      -----
                   $541.7                     $573.3                     $610.1           Net Enterprise Value
                     70.2                       70.2                       70.2           Less: Net Debt
                     ----                       ----                       ----
        10.5%      $471.5                     $503.1                     $539.9           Net Equity Value
                   $17.83                     $19.02                     $20.42           Implied Share Price

                      6.8x                       7.3x                       8.0x          Implied Terminal EBITDA Multiplier
                      0.4x                       0.4x                       0.4x          Multiple of 1997E Sales
                      7.4x                       7.8x                       8.3x          Multiple of 1997E EBITDA
                      8.6x                       9.1x                       9.6x          Multiple of 1997E EBIT

                   $153.6                     $153.6                     $153.6           Present Value of Free Cash Flows
                    321.4                      344.4                      370.8           Present Value of Perpetuity
                    -----                      -----                      -----
                   $475.0                     $498.1                     $524.4           Net Enterprise Value
                     70.2                       70.2                       70.2           Less: Net Debt
                     ----                       ----                       ----
                   $404.8                     $427.9                     $454.3           Net Equity Value
                   $15.31                     $16.18                     $17.18           Implied Share Price
        11.5%
                      5.9x                       6.3x                       6.8x          Implied Terminal EBIT Multiplier
                      0.3x                       0.4x                       0.4x          Multiple of 1997E Sales
                      6.5x                       6.8x                       7.2x          Multiple of 1997E EBITDA
                      7.5x                       7.9x                       8.3x          Multiple of 1997E EBIT

________________________
Note: Valuation is from 01/01/98 to 12/31/02
(1) Based on projected 12/31/97 debt level
(2) Based on 26.1MM shares outstanding and assuming all 06.MM options exercised at weighted average price $8.56

                                                       WASSERSTEIN PERELLA & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Assumptions for Discounted Cash Flow Analysis (Cont'd)

 .  MANAGEMENT CASE WITH ACQUISITIONS

   . Uses the Management Case but assumes for each year from 1998 - 2002 the acquisition of businesses having $100 million in sales, an acquisition price of 6.0x EBITDA, and EBITDA margins of 5.3% that over the course of two years improve to match the Company's core EBITDA margin set forth in the Management Case

   .  Assumes a market recession in 1999 and 2000

   . Assumes capital expenditures of $1 million per year from 1998 through 2002 for branch expansions and improvements (depreciated over seven years) and an additional $3.5 million in both 1998 and 1999 for a new information system (depreciated over five years)

   .  Income Statement Assumptions

                                             1997      1998      1999       2000      2001      2002
                                             ----      ----      ----       ----      ----      ----
        Sales Growth                        18.0%     14.3%      7.6%       5.0%     12.7%      9.0%
        Gross Margins                       20.7%     21.0%     21.0%      21.0%     21.1%     21.2%
        Operating Expense % of Sales        16.1%     16.1%     16.2%      16.2%     16.1%     16.1%
        Effective Tax Rate                  42.0%     42.0%     42.0%      42.0%     42.0%     42.0%

   .  Balance Sheet Assumptions

                                             1997      1998      1999       2000      2001      2002
                                             ----      ----      ----       ----      ----      ----
        Net Working Capital % of Sales      14.3%     13.5%     13.5%      13.5%     13.5%     13.5%
        Capital Expenditures % of Sales      0.4%      0.7%      0.7%       0.5%      0.5%      0.5%
        Depreciation % of Sales              0.5%      0.5%      0.5%       0.5%      0.5%      0.5%
        Days Receivable                     50.3      47.8      47.8       47.8      47.8      47.8
        Inventory Turns                      8.0x      8.0x      8.0x       8.0x      8.0x      8.0x
        Days Payable                        47.0      47.0      47.0       47.0      47.0      47.0
        Net Working Capital Turns            7.0x      7.4x      7.4x       7.4x      7.4x      7.4x

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

 REXEL, INC.                                       DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Overview of Rexel, Inc. Operations -  Management Case with Acquisitions
($ in millions)

                                      --------------------------------------------------------------------------------------
                                       Fiscal Year Ends 12/31(1)                   Forecast(2)
                                      ---------------------------------------------------------------------------------------------
                                      1994       1995       1996       1997E      1998E      1999E     2000E     20001E    20002E
                                      ---------------------------------------------------------------------------------------------
OPERATING DATA:
--------------
Net Sales Before Annual Acquisitions  $1,065.5   $1,120.7   $1,159.4   $1,368.4   $1,463.8   $1,582.6  $1,667.5  $1,891.2  $2,070.8
Annual Acquisitions                        N.A        N.A        N.A        0.0      100.0      100.0     100.0     100.0     100.0
                                           ---        ---        ---        ---      -----      -----     -----     -----     -----
Total Net Sales                       $1,065.5   $1,120.7   $1,159.4   $1,368.4   $1,563.8   $1,682.6  $1,767.5  $1,991.2  $2,170.8
Cost of Goods Sold                       853.0      890.6      917.9    1,084.8    1,235.4    1,329.3   1,326.3   1,571.0   1,710.6
                                         -----      -----      -----    -------    -------    -------   -------   -------   -------
Gross Profit                             212.5      230.1      241.5      283.6      328.4      353.3     371.2     420.1     460.2

SG&A (3)                                 187.4      184.7      185.7      220.3      251.5      273.3     287.0     321.5     350.4

EBIT                                      25.1       45.4       55.8       63.3       76.9       80.1      84.2      98.7     109.8

Depreciation                              9.7        8.9        6.6        7.1         8.0        8.4       9.3      10.3      10.1
Amortization                              N.A        N.A        1.9        2.8         3.4        3.7       4.0       4.1       4.2
                                          ---        ---        ---        ---         ---        ---       ---       ---      ----
EBITDA                                   34.8       54.3       64.3       73.2        88.2       92.2      97.5     113.1     124.1
Capital Expenditures                     12.1        5.1        4.6        5.3        11.1       11.5       8.4       9.4      10.1
                                          ---        ---        ---        ---         ---        ---       ---       ---      ----
Free Cash Flow (4)                       22.7       49.3       59.7       67.9        77.1       80.7      89.0     103.7     113.9

MARGIN (% OF SALES):
--------------------
Gross Profit                              19.9%      20.5%      20.8%      20.7%      21.0%      21.0%    21.0%      21.1%     21.2%
Cost of Goods Sold                        80.1%      79.5%      79.2%      79.3%      79.0%      79.0%    79.0%      78.9%     78.8%
SG&A                                      17.6%      16.5%      16.0%      16.1%      16.1%      16.2%    16.2%      16.1%     16.1%
EBIT                                       2.4%       4.1%       4.8%       4.6%       4.9%       4.8%     4.8%       5.0%      5.1%
EBITDA                                     3.3%       4.8%       5.5%       5.3%       5.6%       5.5%     5.5%       5.7%      5.7%
Free Cash Flow                             2.1%       4.4%       5.1%       5.0%       4.9%       4.8%     5.0%       5.2%      5.2%
Depreciation (5)                           0.9%       0.8%       0.6%       0.5%       0.5%       0.5%     0.5%       0.5%      0.5%
Capital Expenditures                       1.1%       0.5%       0.4%       0.7%       0.7%       0.7%     0.5%       0.5%      0.5%

GROWTH RATES:
-------------

Net Sales Bef. Acq./Total Net
Sales Yr Before                              -        5.2%       3.5%      18.0%        7.0%      1.2%    (0.9%)     7.0%     4.0%
Total Net Sales                              -        5.2%       3.5%      18.0%       14.3%      7.6%     5.0%     12.7%     9.0%
SG&A                                         -       (1.5%)      0.5%      18.6%       14.2%      8.6%     5.0%     12.0%     9.0%
EBIT                                         -       81.0%      23.0%      13.3%       21.5%      4.2%     5.1%     17.2%    11.3%
EBITDA                                       -       56.2%      18.4%      13.8%       20.5%      4.5%     5.7%     16.0%     9.7%

_________________________________
(1) 1994, 1995 and 1996 based on 10Ks
(2) Management estimates
(3) Includes fees for use of the Rexel name and additional services fees. Bonus expenses included in SG&A are assumed to stay at 1996 0.7% sales ratio throughout the projection period
(4) Free Cash Flow is defined as EBITDA less Capital Expenditures
(5) Assumes the Company has $3.5MM capital expenditures for information systems in 1998 and 1999, respectively, and these expenditures are depreciated over 5-year period
    Also assumes $1.0MM for branch improvement and expansion depreciated over 7-year period

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC                                         DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Balance Sheet & Unlevered Free Cash Flow - Management Case with Acquisitions

($ in millions)

                                         ----------------------------------------------------------------------------------------
                                            FISCAL YEAR ENDS 12/31 (1)                            FORECAST (2)
                                         ----------------------------------------------------------------------------------------
                                            1994     1995       1996      1997E     1998E    1999E   2000E    2001E     2002E
                                         ----------------------------------------------------------------------------------------
WORKING CAPITAL ITEMS:
----------------------
Accounts Receivable                       $143.0     $138.6    $145.6    $188.7   $204.9   $220.4    $231.5   $260.8    $284.3
Inventory                                  111.3      102.2     117.7     136.3    154.4    166.2     174.5    196.4     213.8
Prepaid Expenses                             8.9        8.3      10.4      10.9     10.9     11.8      12.4     13.9      15.2
                                             ---        ---      ----      ----     ----     ----      ----     ----      ----
Total Current Assets                       263.2      249.2     273.6     335.9    370.3    398.3     418.4    471.1     513.3

Accounts Payable                           116.5      107.3     122.6     139.7    159.1    171.2     179.8    202.3     220.3
Accrued Expenses                             0.0        0.0       0.0       0.0      0.0      0.0       0.0      0.0       0.0
                                             ---        ---       ---       ---      ---      ---       ---      ---       ---
Total Current Liabilities                  116.5      107.3     122.6     139.7    159.1    171.2     179.8    202.3     220.3

Net Working Capital (3)                    146.7      141.8     151.0     196.2    211.2    227.1     238.6    268.8     293.0
Net Working Capital to Sales                13.8%      12.7%     13.0%     14.3%    13.5%    13.5%     13.5%    13.5%     13.5%
Net Working Capital Turns (4)                7.3x       7.9x      7.7x      7.0x     7.4x     7.4x      7.4x     7.4x      7.4x

RATIOS:
-------
Days Receivable                             49.0       45.1      45.8      50.3     47.8     47.8      47.8     47.8      47.8
Inventory Turns                              7.7x       8.7x      7.8x      8.0x     8.0x     8.0x      8.0x     8.0x      8.0x
Prepaid Expense (% of sales)                 0.8%       0.7%      0.9%      0.8%     0.7%     0.7%      0.7%     0.7%      0.7%
Days Payable                                49.9       44.0      48.8      47.0     47.0     47.0      47.0     47.0      47.0
Accrued Expenses (% of sales)                0.0%       0.0%      0.0%      0.0%     0.0%     0.0%      0.0%     0.0%      0.0%

% Change in Net Working Capital                -       (3.3%)     6.5%     29.9%     7.6%     7.5%      5.0%    12.7%      9.0%
Total Net Sales Growth                         -        5.2%      3.5%     18.0%    14.3%     7.6%      5.0%    12.7%      9.0%
Change in Net W.C. to Change in Sales          -      (63.6%)   187.0%    166.0%    53.5%    99.3%    100.0%   100.0%    100.0%

UNLEVERED FREE CASH FLOWS:
--------------------------
EBIT                                                                       63.3     76.9     80.1      84.2     98.7     109.8
Less:  Taxes on EBIT (5)                                                   26.6     32.3     33.6      35.4     41.4      46.1
Plus:  Depreciation and Amort. (6)                                          9.9     11.4     12.1      13.3     14.4      14.3
Less:  Increase in Net Working Cap.                                        45.2     15.0     15.9      11.5     30.2      24.3
Less:  Capital Expenditures (6)                                             5.3     11.1     11.5       8.4      9.4      10.1
Less:  Cash Paid for Acquisitions (7)                                       0.0     31.8     31.8      31.8     31.8      31.8
                                                                            ---     ----     ----      ----     ----      ----
UNLEVERED FREE CASH FLOW                                                   (3.8)    (1.9)    (0.7)     10.4      0.3      11.8

______________________________
(1)  1994, 1995 and 1996 based on 10Ks
(2)  Management estimates
(3)  Working Capital excludes cash and short-term debt
(4)  Calculated as Total Net Sales divided by Net Working Capital
(5)  42.0% tax rate assumed
(6) Assumes the Company has $3.5MM of capital expenditures for information systems in 1998 and 1999, respectively, and that these expenditures are depreciated over a 5-year period Also assumes $1.0MM per year for branch improvement and expansion, depreciated over a 7-year period
(7) Assumes the acquisitions have EBITDA margins of 5.3% and the Company pays 6.0x EBITDA multiple as acquisition price

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                       DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Overview of Rexel, Inc. Operations - Before Acquisition (Management Case with Acquisitions)

($ in millions)

                                         -------------------------------------------------------------------------------------------
                                                  FISCAL YEAR ENDS 12/31 (1)                     FORECAST (2)
                                         -------------------------------------------------------------------------------------------
                                             1994      1995      1996      1997E      1998E     1999E     2000E     2001E      2002E
                                         -------------------------------------------------------------------------------------------
Operating Data:
--------------
Net Sales                                $1,065.5  $1,120.7  $1,159.4   $1,368.4   $1,463.8  $1,481.4  $1,468.1  $1,570.8   $1,633.7
Cost of Goods Sold                          853.0     890.6     917.9    1,084.8    1,156.4   1,170.3   1,159.8   1,239.4    1,287.3
                                            -----     -----     -----    -------    -------   -------   -------   -------    -------
Gross Profit                                212.5     230.1     241.5      283.6      307.4     311.1     308.3     331.4      346.3

SG&A (3)                                    187.4     184.7     185.7      220.3      235.0     240.2     238.2     253.3      263.6

EBIT                                         25.1      45.4      55.8       63.3       72.4      70.9      70.1      78.1       82.8

Depreciation                                  9.7       8.9       6.6        7.1        7.5       7.6       8.0       8.6        7.9
Amortization                                   NA        NA       1.9        2.8        3.0       3.0       3.1       3.1        3.1
                                               --        --       ---        ---        ---       ---       ---       ---        ---
EBITDA                                       34.8      54.3      64.3       73.2       82.9      81.6      81.2      89.8       93.7
Capital Expenditures                         12.1       5.1       4.6        5.3       10.7      10.7       7.2       7.6        7.9
                                             ----       ---       ---        ---       ----      ----       ---       ---        ---
Free Cash Flow (4)                           22.7      49.3      59.7       67.9       72.3      70.9      74.0      82.2       85.8

Margin (% of Sales):
-------------------
Gross Profit                                 19.9%    20.5%     20.8%      20.7%      21.0%     21.0%     21.0%     21.1%      21.2%
Cost of Goods Sold                           80.1%    79.5%     79.2%      79.3%      79.0%     79.0%     79.0%     78.9%      78.8%
SG&A                                         17.6%    16.5%     16.0%      16.1%      16.1%     16.2%     16.2%     16.1%      16.1%
EBIT                                          2.4%     4.1%      4.8%       4.6%       4.9%      4.8%      4.8%      5.0%       5.1%
EBITDA                                        3.3%     4.8%      5.5%       5.3%       5.7%      5.5%      5.5%      5.7%       5.7%
Free Cash Flow                                2.1%     4.4%      5.1%       5.0%       4.9%      4.8%      5.0%      5.2%       5.3%
Depreciation (5)                              0.9%     0.8%      0.6%       0.5%       0.5%      0.5%      0.5%      0.5%       0.5%
Capital Expenditures (5)                      1.1%     0.5%      0.4%       0.4%       0.7%      0.7%      0.5%      0.5%       0.5%

Growth Rates:
------------
Net Sales                                       -      5.2%      3.5%      18.0%       7.0%      1.2%     (0.9%)     7.0%       4.0%
SG&A                                            -     (1.5%)     0.5%      18.6%       6.7%      2.2%     (0.8%)     6.3%       4.1%
EBIT                                            -     81.0%     23.0%      13.3%      14.4%     (2.0%)    (1.1%)    11.5%       5.9%
EBITDA                                          -     56.2%     18.4%      13.8%      13.3%     (1.6%)    (0.5%)    10.6%       4.4%

________________________
(1) 1994, 1995 and 1996 based on 10Ks
(2) Management estimates
(3) Includes fees for use of the Rexel name and additional services fees. Bonus expenses included in SG&A are assumed to stay at 1996 0.7% sales ratio throughout the projection period
(4) Free Cash Flow is defined as EBITDA less Capital Expenditures
(5) Assumes the Company has $3.5MM capital expenditures for information systems in 1998 and 1999, respectively, and these expenditures are depreciated over 5-year period

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Overview of Rexel, Inc. Operations - New Acquisition (Management Case with Acquisitions)

($ in millions)

                                                     -------------------------------------------------------------
                                                                               FORECAST (2)
                                                     -------------------------------------------------------------
                                                      1997E     1998E     1999E      2000E     20001E      20002E
                                                     -------------------------------------------------------------
OPERATING DATA:
--------------
Net Sales Before Annual Acquisition                     0.0       0.0    $101.2     $199.4     $320.3      $437.2
Annual Acquisition                                      0.0     100.0     100.0      100.0      100.0       100.0
                                                      -----     -----     -----      -----      -----       -----
Total Net Sales                                        $0.0    $100.0    $201.2     $299.4     $420.3      $537.2
Cost of Goods Sold                                      0.0      79.0     158.9      236.5      331.7       423.3
                                                      -----     -----     -----      -----      -----       -----
Gross Profit                                            0.0      21.0      42.3       62.9       88.7       113.9

SG&A (3)                                                0.0      16.5      33.1       48.8       68.2        86.9

EBIT                                                    0.0       4.5       9.2       14.1       20.5        27.0

Depreciation                                            0.0       0.5       0.8        1.3        1.8         2.3
Amortization                                            0.0       0.3       0.6        1.0        1.0         1.1
                                                      -----     -----     -----      -----      -----       -----
EBITDA                                                  0.0       5.3      10.6       16.3       23.3        30.4
Capital Expenditures                                    0.0       0.4       0.8        1.3        1.8         2.3
Free Cash Flow (4)                                      0.0       4.9       9.8       15.0       21.6        28.1

MARGIN (% OF SALES):
--------------------
Gross Profit                                              -      21.0%     21.0%      21.0%      21.1%       21.2%
Cost of Goods Sold                                        -      79.0%     79.0%      79.0%      78.9%       78.8%
SG&A                                                      -      16.5%     16.4%      16.3%      16.2%       16.2%
EBIT                                                      -       4.5%      4.6%       4.7%       4.9%        5.0%
EBITDA                                                    -       5.3%      5.3%       5.4%       5.5%        5.7%
Free Cash Flow                                            -       4.9%      4.9%       5.0%       5.1%        5.2%
Depreciation (5)                                          -       0.5%      0.4%       0.4%       0.4%        0.4%
Capital Expenditures (5)                                  -       0.4%      0.4%       0.4%       0.4%        0.4%

GROWTH RATES:
-------------
Net Sales Before Annual Acquisition                       -         -       1.2%      (0.9%)      7.0%        4.0%
Total Net Sales                                           -         -     101.2%      48.8%      40.4%       27.8%
SG&A                                                      -         -     100.6%      47.5%      39.7%       27.4%
EBIT                                                      -         -     103.5%      53.7%      45.8%       31.7%
EBITDA                                                    -         -     101.0%      53.6%      43.1%       30.3%

_________________________________
(1) 1994,1995 and 1996 based on 10Ks
(2) Management estimates
(3) Includes fees for use of the Rexel name and additional services fees. Bonus expenses included in SG&A are assumed to stay at 1996 0.7% sales ratio throughout the projection period
(4) Free Cash Flow is defined as EBITDA less Capital Expenditures
(5) Assumes the Company has $3.5MM capital expenditures for information systems in 1998 and 1999, respectively, and these expenditures are depreciated over 5-year period

                                                  Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Discounted Cash Flow Analysis - EBITDA Terminal Multiple
Management Case with Acquisitions with $100.0MM Sales in Acquisition/Yr ($ in millions, except per share data)

     -------------------------------------------------------------------------------------          ------------------------------
                                Terminal Value Multiple: Year 5 EBITDA                               Year 5 EBITDA         $124.1
      Discount                                                                                       Net Debt (1)            70.2
        Rate          7.0x                       8.0x                       9.0x                     Shares Out (2)          26.4
               ---------------------------------------------------------------------------          ------------------------------
                    $13.3                      $13.3                      $13.3           Present Value of Free Cash Flows
                    551.7                      630.5                      709.3           Present Value of Terminal Value
                    -----                      -----                      -----
                   $565.0                     $643.8                     $722.6           Net Enterprise Value
                     70.2                       70.2                       70.2           Less: Net Debt
                     ----                       ----                       ----
                   $494.8                     $573.6                     $652.4           Net Equity Value
                   $18.71                     $21.69                     $24.67           Implied Share Price
     9.5%
                      8.0%                       8.2%                       8.4%          Implied Perpetuity Growth Rate
                      0.4x                       0.5x                       0.5x          Multiple of 1997E Sales
                      7.7x                       8.8x                       9.9x          Multiple of 1997E EBITDA
                      8.9x                      10.2x                      11.4x          Multiple of 1997E EBIT

                    $12.7                      $12.7                      $12.7           Present Value of Free Cash Flows
                    527.2                      602.5                      677.8           Present Value of Terminal Value
                    -----                      -----                      -----
                   $539.9                     $615.2                     $690.5           Net Enterprise Value
                     70.2                       70.2                       70.2           Less: Net Debt
                     ----                       ----                       ----
                   $469.7                     $545.0                     $620.4           Net Equity Value
     10.5%         $17.76                     $20.61                     $23.46           Implied Share Price

                      9.0%                       9.2%                       9.3%          Implied Perpetuity Growth Rate
                      0.4x                       0.4x                       0.5x          Multiple of 1997E Sales
                      7.4x                       8.4x                       9.4x          Multiple of 1997E EBITDA
                      8.5x                       9.7x                      10.9x          Multiple of 1997E EBIT

                    $12.2                      $12.2                      $12.2           Present Value of Free Cash Flows
                    504.0                      576.0                      647.9           Present Value of Terminal Value
                    -----                      -----                      -----
                   $516.2                     $588.2                     $660.2           Net Enterprise Value
                     70.2                       70.2                       70.2           Less: Net Debt
                     ----                       ----                       ----
     11.5%         $446.0                     $518.0                     $590.0           Net Equity Value
                   $16.87                     $19.59                     $22.31           Implied Share Price

                     10.0%                      10.2%                      10.3%          Implied Perpetuity Growth Rate
                      0.4x                       0.4x                       0.5x          Multiple of 1997E Sales
                      7.1x                       8.0x                       9.0x          Multiple of 1997E EBITDA
                      8.2x                       9.3x                      10.4x          Multiple of 1997E EBIT

________________________
Note: Valuation is from 01/01/98 to 12/31/02
(1) Based on projected 12/31/97 debt level
(2) Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Assumptions for Discounted Cash Flow Analysis (Cont'd)

 .    MANAGEMENT CASE WITHOUT RECESSION

     . Uses the Management Case but assumes no recession. Also assumes no additional acquisitions after 1997

          - Assumes capital expenditures of $1 million per year from 1998 through 2002 for branch expansions and improvements (depreciated over seven years) and an additional $3.5 million in both 1998 and 1999 for a new information system (depreciated over five years)

     .    Income Statement Assumptions

                                                   1997         1998      1999      2000      2001      2002
                                                   ----         ----      ----      ----      ----      ----
               Sales Growth                        18.0%         4.0%     4.0%      4.0%      4.0%      4.0%
               Gross Margins                       20.7%        21.0%    21.1%     21.2%     21.2%     21.3%
               Operating Expense % of Sales        16.1%        16.1%    16.1%     16.1%     16.0%     16.0%
               Effective Tax Rate                  42.0%        42.0%    42.0%     42.0%     42.0%     42.0%

     .    Balance Sheet Assumptions

                                                   1997         1998      1999      2000      2001      2002
                                                   ----         ----      ----      ----      ----      ----
               Net Working Capital % of Sales      14.4%        13.6%    13.3%     13.1%     13.1%     13.1%
               Capital Expenditures % of Sales      0.4%         0.7%     0.7%      0.5%      0.5%      0.5%
               Depreciation % of Sales              0.5%         0.5%     0.5%      0.5%      0.5%      0.5%
               Days Receivable                     50.3         47.4     47.3      47.1      47.1      47.1
               Inventory Turns                      8.0x         7.9x     8.0x      8.1x      8.1x      8.1x
               Days payable                        47.0         47.1     47.8      48.1      48.1      48.1
               Net Working Capital Turns            7.0x         7.3x     7.5x      7.6x      7.6x      7.6x


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                       DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Overview of Rexel, Inc. Operations - Management Case without Recession
($ in millions)

                                         -------------------------------------------------------------------------------------------
                                           FISCAL YEAR ENDS 12/31 (1)                             FORECAST (2)
                                         -------------------------------------------------------------------------------------------
                                             1994      1995      1996      1997E      1998E     1999E     2000E     2001E  2002E
                                         -------------------------------------------------------------------------------------------
Operating Data:
--------------
Net Sales Before Annual Acquisitions     $1,065.5  $1,120.7  $1,159.4   $1,368.4   $1,423.1  $1,480.0  $1,539.3  $1,600.8  $1,664.9
Annual Acquisitions                            NA        NA        NA        0.0        0.0       0.0       0.0       0.0       0.0
                                               --        --        --        ---        ---       ---       ---       ---       ---
Total Net Sales                          $1,065.5  $1,120.7  $1,159.4   $1,368.4   $1,423.1  $1,480.0  $1,539.3  $1,600.8  $1,664.9
Cost of Goods Sold                          853.0     890.6     917.9    1,084.8    1,124.3   1,167.8   1,212.9   1,261.4   1,310.2
                                            -----     -----     -----    -------    -------   -------   -------   -------   -------
Gross Profit                                212.5     230.1     241.5      283.6      298.9     312.3     326.3     339.4     354.6

SG&A (3)                                    187.4     184.7     185.7      220.3      228.5     238.5     248.1     256.5     266.9

EBIT                                         25.1      45.4      55.8       63.3       70.3      73.8      78.2      82.9      87.7

Depreciation                                  9.7       8.9       6.6        7.1        6.6       7.6       8.3       8.7       8.0
Amortization                                   NA        NA       1.9        2.8        3.0       3.0       3.1       3.1       3.1
                                               --        --       ---        ---        ---       ---       ---       ---       ---
EBITDA                                       34.8      54.3      64.3       73.2       80.0      84.5      89.6      94.6      98.8
Capital Expenditure                          12.1       5.1       4.6        5.3       10.5      10.7       7.5       7.7       8.0
                                             ----       ---       ---        ---       ----      ----       ---       ---       ---
Free Cash Flow (4)                           22.7      49.3      59.7       67.9       69.5      73.8      82.1      86.9      90.8

Margin (% of Sales):
-------------------
Gross Profit                                 19.9%     20.5%     20.8%      20.7%      21.0%     21.1%     21.2%     21.2%     21.3%
Cost of Goods Sold                           80.1%     79.5%     79.2%      79.3%      79.0%     78.9%     78.8%     78.8%     78.7%
SG&A                                         17.6%     16.5%     16.0%      16.1%      16.1%     16.1%     16.1%     16.0%     16.0%
EBIT                                          2.4%      4.1%      4.8%       4.6%       4.9%      5.0%      5.1%      5.2%      5.3%
EBITDA                                        3.3%      4.8%      5.5%       5.3%       5.6%      5.7%      5.8%      5.9%      5.9%
Free Cash Flow                                2.1%      4.4%      5.1%       5.0%       4.9%      5.0%      5.3%      5.4%      5.5%
Depreciation (5)                              0.9%      0.8%      0.6%       0.5%       0.5%      0.5%      0.5%      0.5%      0.5%
Capital Expenditures (5)                      1.1%      0.5%      0.4%       0.4%       0.7%      0.7%      0.5%      0.5%      0.5%

Growth Rates:
------------
Net Sales Bef. Acq./Total Net Sales Yr
  Before                                        -       5.2%      3.5%      18.0%       4.0%      4.0%      4.0%      4.0%      4.0%
Total Net Sales                                 -       5.2%      3.5%      18.0%       4.0%      4.0%      4.0%      4.0%      4.0%
SG&A                                            -      (1.5%)     0.5%      18.6%       3.7%      4.4%      4.0%      3.4%      4.1%
EBIT                                            -      81.0%     23.0%      13.3%      11.1%      4.9%      6.0%      6.0%      5.8%
EBITDA                                          -      56.2%     18.4%      13.8%       9.3%      5.6%      6.0%      5.7%      4.4%

________________________
(1) 1994, 1995 and 1996 based on 10Ks
(2) Management estimates
(3) Includes fees for use of the Rexel name and additional services fees. Bonus expenses included in SG&A are assumed to stay at 1996 0.7% sales ratio throughout the projection period
(4) Free Cash Flow is defined as EBITDA less Capital Expenditures
(5) Assumes the Company has $3.5MM capital expenditures for information systems in 1998 and 1999, respectively, and these expenditures are depreciated over 5-year period
    Also assumes $1.0MM for branch improvement and expansion depreciated over 7-year period

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                       DISCOUNTED CASH FLOWS ANALYSIS
================================================================================
Rexel, Inc. Balance Sheet & Unlevered Free Cash Flow - Management Case without Recession
($ in millions)

                                     ----------------------------------------------------------------------------------------------
                                      FISCAL YEAR ENDS 12/31(1)                                  FORECAST (2)
                                     ----------------------------------------------------------------------------------------------
                                        1994      1995      1996       1997E      1998E      1999E      2000E      2001E    2002E
                                     ----------------------------------------------------------------------------------------------
WORKING CAPITAL ITEMS:
---------------------
Accounts Receivable                  $143.0       $138.6    $145.6     $188.7     $184.9     $191.6     $198.7     $206.7   $215.0
Inventory                             111.3        102.2     117.7      136.3      142.3      145.9      149.9      155.9    161.9
Prepaid Expenses                        8.9          8.3      10.4       11.3       11.8       12.2       12.7       13.2     13.8
                                        ---          ---      ----       ----       ----       ----       ----       ----     ----
Total Current Assets                  263.2        249.2     273.6      336.3      339.0      349.8      361.4      375.8    390.6

Accounts Payable                      116.5        107.3     122.6      139.7      145.1      153.1      159.7      166.1    172.5
Accrued Expenses                        0.0          0.0       0.0        0.0        0.0        0.0        0.0        0.0      0.0
                                        ---          ---      ----       ----       ----       ----       ----       ----     ----
Total Current Liabilities             116.5        107.3     122.6      139.7      145.1      153.1      159.7      166.1    172.5

Net Working Capital (3)               146.7        141.8     151.0      196.6      193.9      196.7      201.6      209.7    218.1
Net Working Capital to Sales           13.8%        12.7%     13.0%      14.4%      13.6%      13.3%      13.1%      13.1%    13.1%
Net Working Capital Turns (4)           7.3x         7.9x      7.7x       7.0x       7.3x       7.5x       7.6x       7.6x     7.6x

RATIOS:
------
Days Receivable                        49.0         45.1      45.8       50.3       47.4       47.3       47.1       47.1     47.1
Inventory Turns                         7.7x         8.7x      7.8x       8.0x       7.9x       8.0x       8.1x       8.1x     8.1x
Prepaid Expense (% of sales)            0.8%         0.7%      0.9%       0.8%       0.8%       0.8%       0.8%       0.8%     0.8%
Days Payable                           49.9         44.0      48.8       47.0       47.1       47.8       48.1       48.1     48.1
Accrued Expenses (% of sales)           0.0%         0.0%      0.0%       0.0%       0.0%       0.0%       0.0%       0.0%     0.0%

% Change in Net Working Capital           -         (3.3%)     6.5%      30.2%      (1.4%)      1.5%       2.5%       4.0%     4.0%
Total Net Sales Growth                    -          5.2%      3.5%      18.0%       4.0%       4.0%       4.0%       4.0%     4.0%
Change in Net W.C. to Change in Sales     -        (63.6%)   187.0%     167.4%     (34.1%)     36.5%      62.4%     100.0%   100.2%

UNLEVERED FREE CASH FLOWS:
-------------------------
EBIT                                                                     63.3       70.3       73.8       78.2       82.9     87.7
Less: Taxes on EBIT (5)                                                  26.6       29.5       31.0       32.8       34.8     36.8
Plus: Depreciation and Amort. (6)                                         9.9        9.7       10.7       11.4       11.8     11.1
Less: Increase in Net Working Cap.                                       45.6       (2.7)       2.8        4.9        8.1      8.4
Less: Capital Expenditures (6)                                            5.3       10.5       10.7        7.5        7.7      8.0
Less: Cash Paid for Acquisitions                                          0.0        0.0        0.0        0.0        0.0      0.0
                                                                         ----       ----       ----       ----       ----     ----
Unlevered Free Cash Flow                                                 (4.2)      42.7       40.0       44.3       44.0     45.5


_____________________
(1) 1994, 1995 and 1996 based on 10Ks
(2) Management estimates
(3) Working Capital excludes cash and short-term debt
(4) Calculated as Total Net Sales divided by Net Working Capital
(5) 42.0% tax rate assumed
(6) Assumes the Company has $3.5MM of capital expenditures for information systems in 1998 and 1999, respectively, and that these expenditures are depreciated over a 5-year period
    Also assumes $1.0MM per year for branch improvement and expansion, depreciated over a 7-year period

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Discounted Cash Flow Analysis - EBITDA Terminal Multiple
Management Case without Recession ($ in millions, except per share data)

     -------------------------------------------------------------------------------------         -----------------------------
                                   Terminal Value Multiple: Years 5 EBITDA                           Year 5 EBITDA       $98.8
      Discount                                                                                       Net Debt (1)         70.2
        Rate          7.0x                        8.0x                         9.0x                  Shares Out. (2)      26.4
               ---------------------------------------------------------------------------         -----------------------------
                    $165.6                      $165.6                      $165.6        Present Value of Free Cash Flows
                     439.2                       501.9                       564.6        Present Value of Terminal Value
                     -----                       -----                       -----
                    $604.8                      $667.5                      $730.2        Net Enterprise Value
                      70.2                        70.2                        70.2        Less: Net Debt
                      ----                        ----                        ----
                    $534.6                      $597.3                      $660.1        Net Equity Value
                    $20.21                      $22.59                      $24.96        Implied Share Price
        9.5%
                       2.7%                       3.5%                         4.2%       Implied Perpetuity Growth Rate
                       0.4x                       0.5x                         0.5x       Multiple of 1997E Sales
                       8.3x                       9.1x                        10.0x       Multiple of 1997E EBITDA
                       9.6x                      10.5x                        11.5x       Multiple of 1997E EBIT

                    $161.4                      $161.4                      $161.4        Present Value of Free Cash Flows
                     419.6                       479.6                       539.5        Present Value of Terminal Value
                     -----                       -----                       -----
                    $581.0                      $641.0                      $700.9        Net Enterprise Value
                      70.2                        70.2                        70.2        Less: Net Debt
                      ----                        ----                        ----
                    $510.8                      $570.8                      $630.7        Net Equity Value
       10.5%        $19.32                      $21.58                      $23.85        Implied Share Price

                       3.7%                        4.5%                       5.1%        Implied Perpetuity Growth Rate
                       0.4x                        0.5x                       0.5x        Multiple of 1997E Sales
                       7.9x                        8.8x                       9.6x        Multiple of 1997E EBITDA
                       9.2x                       10.1x                      11.1x        Multiple of 1997E EBIT

                    $157.3                      $157.3                     $157.3         Present Value of Free Cash Flows
                     401.2                       458.5                      515.8         Present Value of Terminal Value
                     -----                       -----                      -----
                    $558.5                      $615.8                     $673.1         Net Enterprise Value
                      70.2                        70.2                       70.2         Less: Net Debt
                      ----                        ----                       ----
       11.5%        $488.3                      $545.6                     $602.9         Net Equity Value
                    $18.46                      $20.63                     $22.80         Implied Share Price

                       4.6%                        5.4%                       6.1%        Implied Perpetuity Growth Rate
                       0.4x                        0.4x                       0.5x        Multiple of 1997E Sales
                       7.6x                        8.4x                       9.2x        Multiple of 1997E EBITDA
                       8.8x                        9.7x                      10.6x        Multiple of 1997E EBIT

________________________
Note: Valuation is from 01/01/98 to 12/31/02
(1) Based on projected 12/31/97 debt level
(2) Based on 26.1MM shares outstanding and assuming all 06.MM options exercised at weighted average price $8.56

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Discounted Cash Flow Analysis - Perpetuity Growth Rate (Management Case without Recession)

($ in millions, except per share data)

     -------------------------------------------------------------------------------------         -----------------------------
                        Perpetuity Growth Rate: Year 5 Unlevered Free Cash Flow                      Year 5 FCF          $45.5
      Discount                                                                                       Net Debt (1)         70.2
        Rate          3.5%                        4.0%                         4.5%                  Shares Out (2)       26.4
               ---------------------------------------------------------------------------         -----------------------------
                    $165.6                      $165.6                      $165.6        Present Value of Free Cash Flows
                     498.8                       546.8                       604.3        Present Value of Perpetuity
                     -----                       -----                       -----
                    $664.4                      $712.4                      $770.0        Net Enterprise Value
                      70.2                        70.2                        70.2        Less: Net Debt
                      ----                        ----                        ----
        9.5%        $594.2                      $642.2                      $699.8        Net Equity Value
                    $22.47                      $24.28                      $26.46        Implied Share Price

                       8.0x                       8.7x                         9.6x       Implied Terminal EBITDA Multiplier
                       0.5x                       0.5x                         0.6x       Multiple of 1997E Sales
                       9.1x                       9.7x                        10.5x       Multiple of 1997E EBITDA
                      10.5x                      11.3x                        12.2x       Multiple of 1997E EBIT

                    $161.4                      $161.4                      $161.4        Present Value of Free Cash Flows
                     408.5                       442.1                       481.2        Present Value of Perpetuity
                     -----                       -----                       -----
                    $569.9                      $603.5                      $642.6        Net Enterprise Value
                      70.2                        70.2                        70.2        Less: Net Debt
                      ----                        ----                        ----
       10.5%        $499.7                      $533.3                      $572.4        Net Equity Value
                    $18.90                      $20.17                      $21.65        Implied Share Price

                       6.8x                        7.4x                       8.0x        Implied Terminal EBITDA Multiplier
                       0.4x                        0.4x                       0.5x        Multiple of 1997E Sales
                       7.8x                        8.2x                       5.8x        Multiple of 1997E EBITDA
                       9.0x                        9.5x                      10.2x        Multiple of 1997E EBIT

                    $157.3                      $157.3                     $157.3         Present Value of Free Cash Flows
                     341.7                       366.3                      394.3         Present Value of Perpetuity
                     -----                       -----                      -----
                    $499.0                      $523.6                     $551.6         Net Enterprise Value
                      70.2                        70.2                       70.2         Less: Net Debt
                      ----                        ----                       ----
                    $428.8                      $453.4                     $481.4         Net Equity Value
                    $16.22                      $17.14                     $18.20         Implied Share Price
       11.5%
                       6.0x                        6.4x                       6.9x        Implied Terminal EBIT Multiplier
                       0.4x                        0.4x                       0.4x        Multiple of 1997E Sales
                       6.8x                        7.2x                       7.5x        Multiple of 1997E EBITDA
                       7.9x                        8.3x                       8.7x        Multiple of 1997E EBIT

________________________
Note: Valuation is from 01/01/98 to 12/31/02

(1) Based on projected 12/31/97 debt level

(2) Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Assumptions for Discounted Cash Flow Analysis (Cont'd)

 .  DOWNSIDE CASE

   . Uses the Management Case but projects out ten years and assumes a more severe recession in 1999 and 2000 and a second recession in the years 2003 and 2004

   . Assumes capital expenditures of $1 million per year from 1998 through 2008 for branch expansions and improvements (depreciated over seven years) and an additional $3.5 million in 1998, 1999, 2003, and 2004 for a new information system (depreciated over five years)

   .  Income Statement Assumptions

                                   1997   1998    1999    2000     2001    2002    2003      2004    2005   2006   2007
                                   ----   ----    ----    ----     ----    ----    ----      ----    ----   ----   ----
   Sales Growth                   18.0%   7.0%   (2.0)%  (4.0)%    7.0%    4.0%   (2.0)%   (4.0)%    7.0%   4.0%    4.0%

   Gross Margins                  20.7%  21.0%   21.0%   21.0%    21.1%   21.2%   21.1%    21.1%    21.2%  21.2%   21.2%

   Operating Expense % of Sales   16.1%  16.1%   16.6%   16.6%    16.1%   16.1%   16.7%    16.7%    16.2%  16.2%   16.2%

   Effective Tax Rate             42.0%  42.0%   42.0%   42.0%    42.0%   42.0%   42.0%    42.0%    42.0%  42.0%   42.0%

   .  Balance Sheet Assumptions

                                   1997    1998   1999    2000   2001    2002      2003      2004    2005   2006   2007
                                   ----    ----   ----    ----   ----    ----      ----      ----    ----   ----   ----
Net Working Capital % of Sales    14.4%  13.7%   13.8%   13.8%    13.8%   13.8%   13.8%    13.8%    13.8%  13.8%   13.8%

Capital Expenditures % of Sales    0.4%   0.7%    0.7%    0.5%     0.5%    0.5%    0.7%     0.7%     0.5%   0.5%    0.5%

Depreciation % of Sales            0.5%   0.5%    0.5%    0.6%     0.6%    0.6%    0.6%     0.6%     0.6%   0.6%    0.5%

Days Receivable                   50.3   47.8    47.9    47.9     47.9    47.9    47.9     47.9     47.9   47.9    47.9

Inventory Turns                    8.0x   8.0x    8.0x    8.0x     8.0x    8.0x    8.0x     8.0x     8.0x   8.0x    8.0x

Days Payable                      47.0   46.5    46.5    46.5     46.5    46.5    46.5     46.5     46.5   46.5    46.5

Net Working Capital Turns          7.0x   7.3x    7.3x    7.3x     7.3     7.3x    7.3x     7.3x     7.3x   7.3     7.3x

                                                        Wasserstein Perella & Co
--------------------------------------------------------------------------------

 REXEL, INC.                                    DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Overview of Rexel, Inc. Operations - Downside Case
($ in millions)

                                       --------------------------------------------------------------------
                                         Fiscal Year Ends 12/31 (1)
                                       --------------------------------------------------------------------
                                        1994        1995        1996        1997E     1998E     1999E
                                       --------------------------------------------------------------------
OPERATING DATA:
--------------
Net Sales Before Annual Acquisitions    $1,065.5     $1,120.7    $1,159.4    $1,368.4   $1,143.8  $1,434.6
Annual Acquisitions                           NA           NA          NA         0.0        O.O       0.0
                                        --------     --------    --------    --------   --------  --------
Total Net Sales                         $1,065.5     $1,120.7    $1,159.4    $1,368.4   $1,463.8  $1,434.6
Cost of Goods Sold                         853.0        890.6       917.9     1,084.8    1,156.4   1,133.3
                                        --------     --------    --------    --------   --------  --------
Gross Profit                               212.5        230.1       241.5       283.6      307.4     301.3

SG&A (3)                                   187.4        184.7       185.7       220.3      235.0     238.4

EBIT                                        25.1         45.4        55.8        63.3       72.4      62.9

Depreciation                                 9.7          8.9         6.6         7.1        7.5       7.4
Amortization                                  NA           NA         1.9         2.8        3.0       3.0
                                        --------     --------    --------    --------   --------  --------
EBITDA                                      34.8         54.3        64.3        73.2       82.9      73.4
Capital Expenditures                        12.1          5.1         4.6         5.3       10.7      10.5
                                        --------     --------    --------    --------   --------  --------
Free Cash Flow (4)                          22.7         49.3        59.7        67.9       72.3      62.9

MARGIN (% OF SALES):
--------------------
Gross Profit                                19.9%        20.5%       20.8%       20.7%      21.0%     21.0%
Cost of Goods Sold                          80.1%        79.5%       79.2%       79.3%      79.0%     79.0%
SG&A                                        17.6%        16.5%       16.0%       16.1%      16.1%     16.6%
EBIT                                         2.4%         4.1%        4.8%        4.6%       4.9%      4.4%
EBITDA                                       3.3%         4.8%        5.5%        5.3%       5.7%      5.1%
Free Cash Flow                               2.1%         4.4%        5.1%        5.0%       4.9%      4.4%
Depreciation (5)                             0.9%         0.8%        0.6%        0.5%       0.5%      0.5%
Capital Expenditure                          1.1%         0.5%        0.4%        0.4%       0.7%      0.7%

GROWTH RATES:
-------------
Net Sales Bef.Acq/Total Net Sales Yr Before    -          5.2%        3.5%       18.0%       7.0%     (2.0%)
Total Net Sales                                -          5.2%        3.5%       18.0%       7.0%     (2.0%)
SG&A                                           -         (1.5%)       0.5%       18.6%       6.7%      1.4%
EBIT                                           -         81.0%       23.0%       13.3%      14.4%    (13.1%)
EBITDA                                         -         56.2%       18.4%       13.8%      13.3%    (11.5%)

                                       ------------------------------------------------------------------------------------
                                                                               Forecast (2)
                                       ------------------------------------------------------------------------------------
                                        2000E     2001E       2002E       2003E     2004E     2005E      2006E     2007E
                                       ------------------------------------------------------------------------------------
OPERATING DATA:
--------------
Net Sales Before Annual Acquisition     $1,377.2  $1,473.6    $1,532.5   $1,501.9   $1,441.8  $1,542.7   $1,604.4    $1,668.6
Annual Acquisition                           O.O       0.0         0.0        0.0        0.0       0.0        0.0         0.0
                                        --------  --------    --------   --------   --------  --------   --------    --------
Total Net Sales                         $1,377.2  $1,473.6    $1,532.5   $1,501.9   $1,441.8  $1,542.7   $1,604.4    $1,668.6
Cost of Goods Sold                       1,088.0   1,162.7     1,207.6    1,185.0    1,137.6   1,215.7    1,264.3     1,314.9
                                        --------  --------    --------   --------   --------  --------   --------    --------
Gross Profit                               289.2     310.9       324.9      316.9      304.2     327.1      340.1       353.7

SG&A (3)                                   229.1     237.7       247.4      250.1      240.2     249.2      259.2       269.6

EBIT                                        60.1      73.2        77.5       66.8       64.0      77.8       80.9        84.2

Depreciation                                 7.6       8.2         8.6        8.4        8.3       8.9        9.1         8.0
Amortization                                 3.1       3.1         3.1        3.1        3.1       3.1        3.1         3.1
                                        --------  --------    --------   --------   --------  --------   --------    --------
EBITDA                                      70.8      84.4        89.1       78.3       75.4      89.8       93.1        95.2
Capital Expenditures                         6.8       7.2         7.4       10.8       10.6       7.5        7.7         8.0
                                        --------  --------    --------   --------   --------  --------   --------    --------
Free Cash Flow (4)                          64.0      77.2        81.7       67.5       64.8      82.3       85.4        87.2

MARGIN (% OF SALES):
--------------------
Gross Profit                                21.0%     21.1%       21.2%      21.1%      21.1%     21.2%      21.2%       21.2%
Cost of Goods Sold                          79.0%     78.9%       78.8%      78.9%      78.9%     78.8%      78.8%       78.8%
SG&A                                        16.6%     16.1%       16.1%      16.7%      16.7%     16.2%      16.2%       16.2%
EBIT                                         4.4%      5.0%        5.1%       4.4%       4.4%      5.0%       5.0%        5.0%
EBITDA                                       5.1%      5.7%        5.8%       5.2%       5.2%      5.8%       5.8%        5.7%
Free Cash Flow                               4.6%      5.2%        5.3%       4.5%       4.5%      5.3%       5.3%        5.2%
Depreciation (5)                             0.6%      0.6%        0.6%       0.6%       0.6%      0.6%       0.6%        0.5%
Capital Expenditure                          0.5%      0.5%        0.5%       0.7%       0.7%      0.5%       0.5%        0.5%

GROWTH RATES:
-------------
Net Sales Bef.Acq/Total Net Sales Yr Before (4.0%)     7.0%        4.0%      (2.0%)     (4.0%)     7.0%       4.0%        4.0%
Total Net Sales                             (4.0%)     7.0%        4.0%      (2.0%)     (4.0%)     7.0%       4.0%        4.0%
SG&A                                        (3.9%)     3.8%        4.1%       1.1%      (3.9%)     3.8%       4.0%        4.0%
EBIT                                        (4.3%)    21.7%        5.9%     (13.8%)     (4.2%)    21.6%       4.0%        4.0%
EBITDA                                      (3.5%)    19.2%        5.6%     (12.1%)     (3.7%)    19.1%       3.8%        2.3%

_________________________________
(1) 1994,1995 and 1996 based on 10Ks
(2) Management estimates
(3) Includes fees for use of the Rexel name and additional services fees. Bonus expenses included in SG&A are assumed to stay at 1996 0.7% sales ratio throughout the projection period
(4) Free Cash Flow is defined as EBITDA less Capital Expenditures
(5) Assumes the Company has $3.5MM capital expenditures for information systems in 1998, 1999, 2003 and 2004, respectively, and these expenditures are depreciated over 5-year period
    Also assumes $1.0MM for branch improvement and expansion depreciated over 7-year period

                                                      Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Balance Sheet & Unlevered Free Cash Flow - Downside Case

($ in millions)

                                       --------------------------------------------------------------------------------------------
                                         Fiscal Year Ends 12/31 (1)                            Forecast (2)
                                       ---------------------------------------------------------------------------------------------
                                         1994      1995      1996     1997E     1998E     1999E     2000E     2001E     2002E
                                       ---------------------------------------------------------------------------------------------
WORKING CAPITAL ITEMS:
----------------------
Accounts Receivable                     $ 143.0   $ 138.6   $ 145.6   $ 188.7   $ 191.8   $ 188.3   $ 180.7   $ 193.4   $ 201.1
Inventory                                 111.3     102.2     117.7     136.3     144.6     141.7     136.0     145.3     151.0
Prepaid Expenses                            8.9       8.3      10.4      11.3      12.1      11.9      11.4      12.2      12.7
                                            ---       ---      ----      ----      ----      ----      ----      ----      ----
Total Current Assets                      263.2     249.2     273.6     336.3     348.5     341.8     328.1     350.9     364.7

Accounts Payable                          116.5     107.3     122.6     139.7     147.3     144.4     138.6     148.1     153.8
Accrued Expenses                            0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                            ---       ---       ---       ---       ---       ---       ---       ---       ---
Total Current Liablilities                116.5     107.3     122.6     139.7     147.3     144.4     138.6     148.1     153.8

Net Working Capital (3)                   146.7     141.8     151.0     196.6     201.1     197.4     189.5     202.8     210.9
Net Working Capital to Sales               13.8%     12.7%     13.0%     14.4%     13.7%     13.8%     13.8%     13.8%     13.8%
Net Working Capital Turns (4)               7.3x      7.9x      7.7x      7.0x      7.3x      7.3x      7.3x      7.3x      7.3x

RATIOS:
-------
Days Receivable                            49.0      45.1      45.8      50.3      47.8      47.9      47.9      47.9      47.9
Inventory Turns                             7.7x      8.7x      7.8x      8.0x      8.0x      8.0x      8.0x      8.0x      8.0x
Prepaid Expense (% of sales)                0.8%      0.7%      0.9%      0.8%      0.8%      0.8%      0.8%      0.8%      0.8%
Days Payable                               49.9      44.0      48.8      47.0      46.5      46.5      46.5      46.5      46.5
Accrued Expenses (% of sales)               0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%

% change in Net Working Capital               -      (3.3%)     6.5%     30.2%      2.3%     (1.9%)    (4.0%)     7.0%      4.0%
Sales Growth                                  -       5.2%      3.5%     18.0%      7.0%     (2.0%)    (4.0%)     7.0%      4.0%
Change in Net W.C. to Change in Sales         -     (63.6%)   187.0%    167.4%     33.2%     92.5%    100.0%    100.0%    100.0%

UNLEVERED FREE CASH FLOWS:
--------------------------
EBIT                                                                     63.3      72.4      62.9      60.1      73.2      77.5
Less: Taxes on EBIT (5)                                                  26.6      30.4      26.4      25.3      30.7      32.5
Plus: Depreciation and Amort. (6)                                         9.9      10.6      10.5      10.7      11.2      11.6
Less: Increase in Net Working Cap.                                       45.6       4.6      (3.7)     (7.9)     13.3       8.1
Less: Capital Expenditures (6)                                            5.3      10.7      10.5       6.8       7.2       7.4
Less: Cash Paid for Acquisitions                                          0.0       0.0       0.0       0.0       0.0       0.0
                                                                          ---       ---       ---       ---       ---       ---
UNLEVERED FREE CASH FLOW                                                 (4.2)     37.3      40.2      46.7      33.2      41.0

                                       --------------------------------------------------
                                                          Forecast (2)
                                       --------------------------------------------------
                                           2003E     2004E     2005E     2006E     2007E
                                       --------------------------------------------------
WORKING CAPITAL ITEMS:
----------------------
Accounts Receivable                       $ 197.1   $ 189.2   $ 202.5   $ 210.6   $ 219.0
Inventory                                   148.1     142.2     152.0     158.0     164.4
Prepaid Expenses                             12.4      11.9      12.8      13.3      13.8
                                             ----      ----      ----      ----      ----
Total Current Assets                        357.6     343.3     367.2     381.9     397.1

Accounts Payable                            151.0     144.9     154.9     161.1     167.5
Accrued Expenses                              0.0       0.0       0.0       0.0       0.0
                                              ---       ---       ---       ---       ---
Total Current Liablilities                  151.0     144.9     154.9     161.1     167.5

Net Working Capital (3)                     206.7     198.4     212.3     220.8     229.6
Net Working Capital to Sales                 13.8%     13.8%     13.8%     13.8%     13.8%
Net Working Capital Turns (4)                 7.3x      7.3x      7.3x      7.3x      7.3x

RATIOS:
-------
Days Receivable                              47.9      47.9      47.9      47.9      47.9
Inventory Turns                               8.0x      8.0x      8.0x      8.0x      8.0x
Prepaid Expense (% of sales)                  0.8%      0.8%      0.8%      0.8%      0.8%
Days Payable                                 46.5      46.5      46.5      46.5      46.5
Accrued Expenses (% of sales)                 0.0%      0.0%      0.0%      0.0%      0.0%

% Change in Net Working Capital              (2.0%)    (4.0%)     7.0%      4.0%      4.0%
Sales Growth                                 (2.0%)    (4.0%)     7.0%      4.0%      4.0%
Change in Net W.C. to Change in Sales       100.1%    100.0%    100.0%    100.0%    100.0%

UNLEVERED FREE CASH FLOWS:
--------------------------
EBIT                                         66.8      64.0      77.8      80.9      84.2
Less: Taxes on EBIT (5)                      28.1      26.9      32.7      34.0      35.4
Plus: Depreciation and Amort. (6)            11.5      11.4      11.9      12.2      11.1
Less: Increase in Net Working Cap.           (4.2)     (8.3)     13.9       8.5       8.8
Less: Capital Expenditures (6)               10.8      10.6       7.5       7.7       8.0
Less: Cash Paid for Acquisitions              0.0       0.0       0.0       0.0       0.0
                                              ---       ---       ---       ---       ---
UNLEVERED FREE CASH FLOW                     43.6      46.2      35.7      42.9      43.0

_________________
(1) 1994, 1995 and 1996 based on 10Ks
(2) Management estimates
(3) Working Capital excludes cash and short-term debt
(4) Calculated as Net Sales divided by Net Working Capital
(5) 42.0% tax rate assumed
(6) Assumes the Company has $3.5MM capital expenditures for information systems in 1998, 1999, 2003 and 2004, respectively, and these expenditures are depreciated over 5-year period.
    Also assumes $1.0MM for branch improvement and expansion depreciated over 7-year period

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

 REXEL, INC.                                       DISCOUNTED CASH FLOW ANALYSIS
________________________________________________________________________________
Rexel, Inc. Discounted Cash Flow Analysis - EBITDA Terminal Multiple
Downside Case

---------------------------------------------------------------------------------------  --------------------------------------
                              TERMINAL VALUE MULTIPLE: YEAR 10 EBITDA                         YEAR 10 EBITDA           $95.2
     DISCOUNT                                                                                 NET DEBT (1)              70.2
       RATE         7.0x                     8.0x                          9.0x               SHARES OUT (2)            26.4
              -------------------------------------------------------------------------  --------------------------------------
                  $255.7                   $255.7                        $255.7           Present Value of Free Cash Flows
                   269.0                    307.4                         345.9           Present Value of Terminal Value
                   -----                    -----                         -----
                  $524.7                   $563.1                        $601.6           Net Enterprises Value
                    70.2                     70.2                          70.2           Less:  Net Debt
                    ----                     ----                          ----
                  $454.5                   $492.9                        $531.4           Net Equity Value
                  $17.19                   $18.64                        $20.09           Implied Share Price
      9.5 %
                     2.9%                     3.6%                          4.3%          Implied Perpetuity Growth Rate
                     0.4x                     0.4x                          0.4x          Multiple of 1997E Sales
                     7.2x                     7.7x                          8.2x          Multiple of 1997E EBITDA
                     8.3x                     8.9x                          9.5x          Multiple of 1997E EBIT

                  $244.8                   $244.8                        $244.8           Present Value of Free Cash Flows
                   245.6                    280.7                         315.8           Present Value of Terminal Value
                   -----                    -----                         -----
                  $490.4                   $525.5                        $560.6           Net Enterprise Value
                    70.2                     70.2                          70.2           Less:  Net Debt
                    ----                     ----                          ----
                  $420.2                   $455.3                        $490.4           Net Equity Value
     10.5 %       $15.89                   $17.22                        $18.54           Implied Share Price

                    3.8%                     4.6%                          5.2%           Implied Perpetuity Growth Rate
                    0.4x                     0.4x                          0.4x           Multiple of 1997E Sales
                    6.7x                     7.2x                          7.7x           Multiple of 1997E EBITDA
                    7.8x                     8.3x                          8.9x           Multiple of 1997E EBIT

                  $234.6                   $234.6                        $234.6           Present Value of Free Cash Flows
                   224.5                    256.5                         288.6           Present Value of Terminal Value
                   -----                    -----                         -----
                  $459.0                   $491.1                        $523.2           Net Enterprise Value
                    70.2                     70.2                          70.2           Less:  Net Debt
                    ----                     ----                          ----
     11.5 %       $388.8                   $420.9                        $453.0           Net Equity Value
                  $14.70                   $15.92                        $17.13           Implied Share Price

                    4.7%                     5.5%                          6.2%           Implied Perpetuity Growth Rate
                    0.3x                     0.4x                          0.4x           Multiple of 1997E Sales
                    6.3x                     6.7x                          7.1x           Multiple of 1997E EBITDA
                    7.3x                     7.8x                          8.3x           Multiple of 1997E EBIT

______________________________________________
NOTE:  VALUATION IS FROM 01/01/98 TO 12/31/07
(1) Based on projected 12/31/97 debt level
(2) Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56
                                                        Wassertein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Discounted Cash Flow Analysis - Perpetuity Growth Rate (Downside
Case)
($ in millions, except per share data)

     -------------------------------------------------------------------------------------          ------------------------------
                        Perpetuity Growth Rate: Year 10 Unlevered Free Cash Flow                     Year 10 FCF            $43.0
      Discount                                                                                       Net Debt (1)            70.2
        Rate          3.5%                       4.0%                       4.5%                     Shares Out (2)          26.4
               ---------------------------------------------------------------------------          ------------------------------
                   $255.7                     $255.7                     $255.7           Present Value of Free Cash Flows
                    299.6                      328.4                      363.0           Present Value of Perpetuity
                    -----                      -----                      -----
                   $555.2                     $584.1                     $618.6           Net Enterprise Value
                     70.2                       70.2                       70.2           Less: Net Debt
                     ----                       ----                       ----
        9.5%       $485.1                     $513.9                     $548.5           Net Equity Value
                   $18.34                     $19.43                     $20.74           Implied Share Price

                      5.3x                       5.8x                       6.4x          Implied Terminal EBITDA Multiplier
                      0.4x                       0.4x                       0.5x          Multiple of 1997E Sales
                      7.6x                       8.0x                       8.5x          Multiple of 1997E EBITDA
                      8.8x                       9.2x                       9.8x          Multiple of 1997E EBIT

                   $244.8                     $244.8                     $244.8           Present Value of Free Cash Flows
                    234.5                      253.7                      276.2           Present Value of Perpetuity
                    -----                      -----                      -----
                   $479.2                     $498.5                     $520.9           Net Enterprise Value
                     70.2                       70.2                       70.2           Less: Net Debt
                     ----                       ----                       ----
        10.5%      $409.0                     $428.3                     $450.8           Net Equity Value
                   $15.47                     $16.20                     $17.04           Implied Share Price

                      4.3x                       4.7x                       5.1x          Implied Terminal EBITDA Multiplier
                      0.4x                       0.4x                       0.4x          Multiple of 1997E Sales
                      6.5x                       6.8x                       7.1x          Multiple of 1997E EBITDA
                      7.6x                       7.9x                       8.2x          Multiple of 1997E EBIT

                   $234.6                     $234.6                     $234.6           Present Value of Free Cash Flows
                    187.5                      200.9                      216.3           Present Value of Perpetuity
                    -----                      -----                      -----
                   $422.0                     $435.5                     $450.9           Net Enterprise Value
                     70.2                       70.2                       70.2           Less: Net Debt
                     ----                       ----                       ----
                   $351.8                     $365.3                     $380.7           Net Equity Value
                   $13.30                     $13.81                     $14.40           Implied Share Price
        11.5%
                      3.6x                       3.9x                       4.2x          Implied Terminal EBIT Multiplier
                      0.3x                       0.3x                       0.3x          Multiple of 1997E Sales
                      5.8x                       5.9x                       6.2x          Multiple of 1997E EBITDA
                      6.7x                       6.9x                       7.1x          Multiple of 1997E EBIT

________________________
Note: Valuation is from 01/01/98 to 12/31/07
(1) Based on projected 12/31/97 debt level
(2) Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Historical Performance of Southern Electric Supply and Summers Group ($MM)

                               1987      1988      1989      1990      1991
                               ----      ----      ----      ----      ----
SOUTHERN ELECTRIC SUPPLY
Sales                          $ 76.1    $ 83.1    $102.9    $109.3    $ 98.9
% Growth                           --       9.3%     23.9%      6.2%     (9.5%)

Gross Margin                     16.0      17.9      22.2      22.8      20.1
% of Gross Margin                21.1%     21.6%     21.6%     20.9%     20.3%

EBIT                              4.3       3.6       4.2       4.6       2.8
% of EBIT Margin                  5.7%      4.3%      4.1%      4.2%      2.9%

SUMMERS GROUP
Sales                         $343.4     $359.4    $374.3    $365.5    $375.9 (1)
% Growth                          --        4.7%      4.1%     (2.3%)     2.9%

Gross Margin                     59.1      67.4      77.8      75.5      80.4 (1)
% of Gross Margin                17.2%     18.7%     20.8%     20.7%     21.4%

EBITA                            11.9      16.8      20.3      14.8      12.8 (1)
% of EBITA Margin                 3.5%      4.7%      5.4%      4.0%      3.4%

COMMERCIAL AND INDUSTRIAL BUILDINGS INDUSTRY GROWTH BASED ON F.W. DODGE REPORT
East North Central Region                                               (25.0%)
South Atlantic                                                          (26.0%)
East South Central                                                        1.0%
West South Central                                                       (3.0%)
                                                                         ------
          Average Growth Rates                                          (13.3%)

U.S. Real GDP Growth Rates                                               (1.0%)


                               1992        1993      1994      1995      1996     1997
                               ----        ----      ----      ----      ----     ----
SOUTHERN ELECTRIC SUPPLY
Sales                          $115.3      $110.4    $175.3    $185.0    $193.2   $208.3
% Growth                         16.5%      (4.3%)     58.8%      5.6%      4.4%     7.8%

Gross Margin                     22.7       23.2       34.7      37.4      41.2     42.7
% of Gross Margin                19.6%      21.1%      19.8%     20.2%     21.3%    20.5%

EBIT                              4.8        4.9        7.1       9.3      11.9     12.4
% of EBIT Margin                  4.2%       4.4%       4.0%      5.0%      6.2%     6.0%

SUMMERS GROUP
Sales                          $397.2     $456.3     $529.6    $550.1    $576.0   $483.8 (2)
% Growth                          5.7%      14.9%      16.1%      3.9%      4.7%     NM

Gross Margin                     78.8       92.4      103.0     111.5     115.0     95.1 (2)
% of Gross Margin                19.9%      20.3%      19.4%     20.3%     20.0%    19.7%

EBITA                             9.0       14.6       12.6      27.2      27.9     26.0 (2)
% of EBITA Margin                 2.3%       3.2%       2.4%      4.9%      4.8%     5.4%

COMMERCIAL AND INDUSTRIAL BUILDINGS INDUSTRY GROWTH BASED ON F.W. DODGE REPORT
East North Central Region         1.0%       3.0%      23.0%      7.0%     3.0%      4.0%
South Atlantic                   (1.0%)      8.0%      23.0%     22.0%     4.0%      6.0%
East South Central              (10.0%)     18.0%      42.0%      5.0%    25.0%    (12.0%)
West South Central               15.0%      (1.0%)     21.0%     27.0%    (7.0%)    22.0%
                                 -----      ------     -----     -----    ------    -----
          Average Growth Rates    1.3%       7.0%      27.3%     15.3%     6.3%      5.0%

U.S. Real GDP Growth Rates        2.7%       2.2%       3.5%      2.0%     2.5%      3.0%

______________________________
(1) UPD was acquired in 1991
(2) 1997 data are based on YTD September 1997 data provided by the management

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Assumptions for Discounted Cash Flow Analysis (Cont'd)


 .  JUNE PLAN CASE

   . Uses the Company's three-year plan developed in June, 1997 which assumes no additional acquisitions after 1997 and a market recession in 1999 and 2000 based on the F.W.Dodge report.

      - The years 2001 and 2002 were developed with management input and assume a market recovery during 2001 (based on F.W. Dodge) and steady growth in 2002 which management estimates to be roughly 4.0%

   .  Income Statement Assumptions

                                             1997      1998      1999       2000      2001      2002
                                             ----      ----      ----       ----      ----      ----
        Sales Growth                        18.0%      7.0%      1.2%      (0.9%)     7.0%      4.0%
        Gross Margins                       20.9%     21.4%     21.8%      22.1%     22.1%     22.1%
        Operating Expense % of Sales        16.0%     16.0%     16.0%      15.9%     15.9%     15.9%
        Effective Tax Rate                  42.0%     42.0%     42.0%      42.0%     42.0%     42.0%

   .  Balance Sheet Assumptions

                                             1997      1998      1999       2000      2001      2002
                                             ----      ----      ----       ----      ----      ----
        Net Working Capital % of Sales      14.4%     13.6%     13.3%      13.1%     13.1%     13.1%
        Capital Expenditures % of Sales      0.4%      0.4%      0.4%       0.4%      0.4%      0.4%
        Depreciation % of Sales              0.5%      0.5%      0.4%       0.4%      0.4%      0.4%
        Days Receivable                     50.3      47.4      47.3       47.1      47.1      47.1
        Inventory Turns                      8.0x      7.9x      8.0x       8.1x      8.1x      8.1x
        Days Payable                        47.0      47.1      47.8       48.1      48.1      48.1
        Net Working Capital Turns            7.0x      7.3x      7.5x       7.6x      7.6x      7.6x

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                       DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Overview of Rexel, Inc. Operations - June Plan Case
($ in millions)

                                         -------------------------------------------------------------------------------------------
                                                  FISCAL YEAR ENDS 12/31 (1)                             FORECAST (2)
                                         -------------------------------------------------------------------------------------------
                                             1994      1995      1996      1997E      1998E     1999E     2000E     2001E     2002E
                                         -------------------------------------------------------------------------------------------
OPERATING DATA:
--------------
Net Sales Before Annual Acquisitions     $1,065.5  $1,120.7  $1,159.4   $1,368.4   $1,463.8  $1,481.4  $1,468.1  $1,570.8  $1,633.7
Annual Acquisitions                            NA        NA        NA        0.0        0.0       0.0       0.0       0.0       0.0
                                               --        --        --        ---        ---       ---       ---       ---       ---
Total Net Sales                          $1,065.5  $1,120.7  $1,159.4   $1,368.4   $1,463.8  $1,481.4  $1,468.1  $1,570.8  $1,633.7
Cost of Goods Sold                          853.0     890.6     917.9    1,082.2    1,151.1   1,158.6   1,144.1   1,224.2   1,273.2
                                            -----     -----     -----    -------    -------   -------   -------   -------    -------
Gross Profit                                212.5     230.1     241.5      286.2      312.7     322.8     323.9     346.6     360.5

SG&A (3)                                    187.4     184.7     185.7      219.3      233.6     237.3     234.0     250.4     260.4

EBIT                                         25.1      45.4      55.8       66.9       79.1      85.5      89.9      96.2     100.1

Depreciation                                  9.7       8.9       6.6        7.1        6.7       6.0       6.2       6.6       6.9
Amortization                                   NA        NA       1.9        2.8        3.0       3.0       3.1       3.1       3.1
                                               --        --       ---        ---        ---       ---       ---       ---       ---
EBITDA                                       34.8      54.3      64.3       76.9       88.9      94.5      99.2     105.9     110.0
Capital Expenditures                         12.1       5.1       4.6        5.3        6.2       6.2       6.2       6.6       6.9
                                             ----       ---       ---        ---        ---       ---       ---       ---       ---
Free Cash Flow (4)                           22.7      49.3      59.7       71.6       82.7      88.4      93.0      99.3     103.1

MARGIN (% OF SALES):
-------------------
Gross Profit                                 19.9%     20.5%     20.8%      20.9%      21.4%     21.8%     22.1%     22.1%     22.1%
Cost of Goods Sold                           80.1%     79.5%     79.2%      79.1%      78.6%     78.2%     77.9%     77.9%     77.9%
SG&A                                         17.6%     16.5%     16.0%      16.0%      16.0%     16.0%     15.9%     15.9%     15.9%
EBIT                                          2.4%      4.1%      4.8%       4.9%       5.4%      5.8%      6.1%      6.1%      6.1%
EBITDA                                        3.3%      4.8%      5.5%       5.6%       6.1%      6.4%      6.8%      6.7%      6.7%
Free Cash Flow                                2.1%      4.4%      5.1%       5.2%       5.6%      6.0%      6.3%      6.3%      6.3%
Depreciation                                  0.9%      0.8%      0.6%       0.5%       0.5%      0.4%      0.4%      0.4%      0.4%
Capital Expenditures                          1.1%      0.5%      0.4%       0.4%       0.4%      0.4%      0.4%      0.4%      0.4%

GROWTH RATES:
------------
Net Sales Bef. Acq/Total Net Sales Yr Before    -       5.2%      3.5%      18.0%       7.0%      1.2%     (0.9%)     7.0%      4.0%
Total Net Sales                                 -       5.2%      3.5%      18.0%       7.0%      1.2%     (0.9%)     7.0%      4.0%
SG&A                                            -      (1.5%)     0.5%      18.1%       6.5%      1.6%     (1.4%)     7.0%      4.0%
EBIT                                            -      81.0%     23.0%      19.9%      18.2%      8.1%      5.1%      7.0%      4.0%
EBITDA                                          -      56.2%     18.4%      19.5%      15.6%      6.4%      4.9%      6.8%      3.9%

________________________
(1) 1994, 1995 and 1996 based on 10ks
(2) Management estimates
(3) Includes fees for use of the Rexel name and additional services fees
(4) Free Cash Flow is defined as EBITDA less Capital Expenditures


Note: LIFO Adjustment is included in Cost
of Goods Sold and Amortization Expense
is included in SG&A                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Balance Sheet & Unlevered Free Cash Flow - June Plan Case
($ in millions)

                                        -----------------------------------------------------------------------------------------
                                         Fiscal Year Ends 12/31 (1)                             Forecast (2)
                                        -----------------------------------------------------------------------------------------
                                           1994      1995      1996     1997E     1998E     1999E     2000E     2001E     2002E
                                        -----------------------------------------------------------------------------------------
WORKING CAPITAL ITEMS:
----------------------
Accounts Receivable                      $143.0    $138.6    $145.6    $188.7    $190.2    $191.8    $189.6    $202.8    $210.9
Inventory                                 111.3     102.2     117.7     136.0     145.7     144.8     141.4     151.3     157.3
Prepaid Expenses                            8.9       8.3      10.4      11.3      12.1      12.3      12.1      13.0      13.5
                                            ---       ---      ----      ----      ----      ----      ----      ----      ----
Total Current Assets                      263.2     249.2     273.6     336.0     348.1     348.8     343.1     367.1     381.8

Accounts Payable                          116.5     107.3     122.6     139.4     148.6     151.9     150.7     161.2     167.7
Accrued Expenses                            0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                            ---       ---       ---       ---       ---       ---       ---       ---       ---
Total Current Liabilities                 116.5     107.3     122.6     139.4     148.6     151.9     150.7     161.2     167.7

Net Working Capital (3)                   146.7     141.8     151.0     196.6     199.5     197.0     192.4     205.9     214.1
Net Working Capital to Sales               13.8%     12.7%     13.0%     14.4%     13.6%     13.3%     13.1%     13.1%     13.1%
Net Working Capital Turns (4)               7.3x      7.9x      7.7x      7.0x      7.3x      7.5x      7.6x      7.6x      7.6x

RATIOS:
------
Days Receivable                            49.0      45.1      45.8      50.3      47.4      47.3      47.1      47.1      47.1
Inventory Turns                             7.7x      8.7x      7.8x      8.0x      7.9x      8.0x      8.1x      8.1x      8.1x
Prepaid Expense (% of sales)                0.8%      0.7%      0.9%      0.8%      0.8%      0.8%      0.8%      0.8%      0.8%
Days Payable                               49.9      44.0      48.8      47.0      47.1      47.8      48.1      48.1      48.1
Accrued Expenses (% of sales)               0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%

% change in Net Working Capital               -      (3.3%)     6.5%     30.2%      1.5%     (1.2%)    (2.3%)     7.0%      4.0%
Total Net  Sales Growth                               5.2%      3.5%     18.0%      7.0%      1.2%     (0.9%)     7.0%      4.0%
Change in Net W.C. to Change in Sales         -     (63.6%)   187.0%    167.4%     20.9%   (104.0%)   256.9%    100.0%    100.0%

UNLEVERED FREE CASH FLOWS:
--------------------------
EBIT                                                                     66.9      79.1      85.5      89.9      96.2     100.1
Less: Taxes on EBIT (5)                                                  28.1      33.2      35.9      37.8      40.4      42.0
Plus: Depreciation and Amort.                                             9.9       9.7       9.0       9.2       9.7       9.9
Less: Increase in Net Working Cap.                                       45.6       2.9      (2.5)     (4.6)     13.5       8.2
Less: Capital Expenditures                                                5.3       6.2       6.2       6.2       6.6       6.9
Less: Cash Paid for Acquisitions                                          0.0       0.0       0.0       0.0       0.0       0.0
                                                                          ---      ----      ----      ----      ----      ----
UNLEVERED FREE CASH FLOW                                                 (2.1)     46.6      54.9      59.8      45.4      52.9

_________________
(1) 1994, 1995 and 1996 based on 10Ks
(2) Management estimates
(3) Working Capital excludes cash and short-term debt
(4) Calculated as Total Net Sales divided by Net Working Capital
(5) 42.0% tax rate assumed

                                                       Wasserstein Perella & CO.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Discounted Cash Flow Analysis - EBITDA Terminal Multiple
June Plan Case ($ in millions, except per share data)

     -------------------------------------------------------------------------------------         -----------------------------
                                   Terminal Value Multiple: Year 5 EBITDA                           Year 5 EBITDA      $110.0
      Discount                                                                                       Net Debt (1)         70.2
        Rate          7.0x                        8.0x                         9.0x                  Shares Out (2)       26.4
               ---------------------------------------------------------------------------         -----------------------------
                    $199.0                      $199.0                       $199.0       Present Value of Free Cash Flows
                     489.2                       559.1                        629.0       Present Value of Terminal Value
                     -----                       -----                        -----
                    $688.2                      $758.1                       $828.0       Net Enterprise Value
                      70.2                        70.2                         70.2       Less: Net Debt
                      ----                        ----                         ----
                    $618.1                      $687.9                       $757.8       Net Equity Value
                    $23.37                      $26.01                       $28.66       Implied Share Price
        9.5%
                       2.5%                        3.3%                         3.9%      Implied Perpetuity Growth Rate
                       0.5x                        0.6x                         0.6x      Multiple of 1997E Sales
                       9.0x                        9.9x                        10.8x      Multiple of 1997E EBITDA
                      10.3x                       11.3x                        12.4x      Multiple of 1997E EBIT

                     $194.0                      $194.0                       $194.0      Present Value of Free Cash Flows
                      467.5                       534.2                        601.0      Present Value of Terminal Value
                      -----                       -----                        -----
                     $661.4                      $728.2                       $795.0      Net Enterprise Value
                       70.2                        70.2                         70.2      Less: Net Debt
                       ----                        ----                         ----
                     $591.3                      $658.0                       $724.8      Net Equity Value
       10.5%         $22.36                      $24.88                       $27.41      Implied Share Price

                        3.4%                        4.2%                         4.9%     Implied Perpetuity Growth Rate
                        0.5x                        0.5x                         0.6x     Multiple of 1997E Sales
                        8.6x                        9.5x                        10.3x     Multiple of 1997E EBITDA
                        9.9x                       10.9x                        11.9x     Multiple of 1997E EBIT

                     $189.1                      $189.1                       $189.1      Present Value of Free Cash Flows
                      446.9                       510.7                        574.5      Present Value of Terminal Value
                      -----                       -----                        -----
                     $636.0                      $699.8                       $763.7      Net Enterprise Value
                       70.2                        70.2                         70.2      Less: Net Debt
                      -----                        ----                         ----
       11.5%         $565.8                      $629.7                       $693.5      Net Equity Value
                     $21.40                      $23.81                       $26.22      Implied Share Price

                        4.3%                        5.2%                         5.8%     Implied Perpetuity Growth Rate
                        0.5x                        0.5x                         0.6x     Multiple of 1997E Sales
                        8.3x                        9.1x                         9.9x     Multiple of 1997E EBITDA
                        9.5x                       10.5x                        11.4x     Multiple of 1997E EBIT
     -----------

________________________
Note: Valuation is from 01/01/98 to 12/31/02
(1) Based on projected 12/31/97 debt level
(2) Based on 26.1MM shares outstanding and assuming all 06.MM options exercised at weighted average price $8.56

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
Rexel, Inc. Discounted Cash Flow Analysis - EBITDA Terminal Multiple
Management Case ($ in millions, except per share data)

     -------------------------------------------------------------------------------------         -----------------------------
                     Perpetuity Growth Rate: Year 5 Unlevered Free Cash Flow                         Year 5 FCF          $52.9
      Discount                                                                                       Net Debt (1)         70.2
        Rate          3.5%                        4.0%                         4.5%                  Shares Out (2)       26.4
               ---------------------------------------------------------------------------         -----------------------------
                    $199.0                      $199.0                      $199.0        Present Value of Free Cash Flows
                     579.3                       635.0                       701.9        Present Value of Perpetuity
                     -----                       -----                       -----
                    $778.4                      $834.1                      $901.0        Net Enterprise Value
                      70.2                        70.2                        70.2        Less: Net Debt
                      ----                        ----                        ----
        9.5%        $708.2                      $763.9                      $830.8        Net Equity Value
                    $26.78                      $28.89                      $31.41        Implied Share Price

                       8.3x                       9.1x                        10.0x       Implied Terminal EBITDA Multiplier
                       0.6x                       0.6x                         0.7x       Multiple of 1997E Sales
                      10.1x                      10.9x                        11.7x       Multiple of 1997E EBITDA
                      11.6x                      12.5x                        13.5x       Multiple of 1997E EBIT

                    $194.0                      $194.0                      $194.0        Present Value of Free Cash Flows
                     474.5                       513.5                       558.9        Present Value of Perpetuity
                     -----                       -----                       -----
                    $668.5                      $707.5                      $752.9        Net Enterprise Value
                      70.2                        70.2                        70.2        Less: Net Debt
                      ----                        ----                        ----
       10.5%        $598.3                      $637.3                      $682.7        Net Equity Value
                    $22.62                      $24.10                      $25.82        Implied Share Price

                       7.1x                        7.7x                       8.4x        Implied Terminal EBITDA Multiplier
                       0.5x                        0.5x                       0.6x        Multiple of 1997E Sales
                       8.7x                        9.2x                       9.8x        Multiple of 1997E EBITDA
                      10.0x                       10.6x                      11.2x        Multiple of 1997E EBIT

                    $189.1                      $189.1                     $189.1         Present Value of Free Cash Flows
                     396.9                       425.4                      458.0         Present Value of Perpetuity
                     -----                       -----                      -----
                    $586.0                      $614.5                     $647.1         Net Enterprise Value
                      70.2                        70.2                       70.2         Less: Net Debt
                      ----                        ----                       ----
                    $515.8                      $544.4                     $576.9         Net Equity Value
                    $19.51                      $20.58                     $21.82         Implied Share Price
       11.5%
                       6.2x                        6.7x                       7.2x        Implied Terminal EBIT Multiplier
                       0.4x                        0.4x                       0.5x        Multiple of 1997E Sales
                       7.6x                        8.0x                       8.4x        Multiple of 1997E EBITDA
                       8.8x                        9.2x                       9.7x        Multiple of 1997E EBIT

________________________
Note: Valuation is from 01/01/98 to 12/31/02
(1) Based on projected 12/31/97 debt level
(2) Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                        DISCOUNTED CASH FLOW ANALYSIS
================================================================================
WACC Model

                              UNLEVERED BETAS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                       ADJUSTED           MARKET
                                                     CURRENT            MARKET           VALUE OF           DEBT/
                                                     LEVERED            VALUE             EQUITY           EQUITY        UNLEVERED
  COMPANY                            TICKER          BETA (2)           ($MM)             ($MM)             RATIO         BETA (3)
  -------                            ------         ----------        ----------        ----------       -----------    ------------
  Rexel                               RXL             0.48              $568.4             $498.2           13.4%          0.45

  Anicom Inc.                         ANIC            0.71               280.0              294.4            1.3%          0.70
  Anixter Intl. Inc.                  AXE             0.58             1,358.2              895.8           53.3%          0.44
  Hughes Supply                       HUG             0.55               843.7              587.0           45.6%          0.44
  Noland Co.                           MI             0.43               145.0               86.5           57.8%          0.32
  W.W. Grainger Inc.                  GWW             0.65             4,724.6            4,517.2            5.3%          0.63
  Waxman Industries, Inc.             SEC             0.12               160.1               43.3          109.4%          0.07

------------------------------------------------------------------------------------------------------------------------------------
  Averages                                            0.51            $1,251.9           $1,070.7           45.5%          0.43
------------------------------------------------------------------------------------------------------------------------------------

_______________
(1)  Assumes book value of debt approximates market value

(2)  Beta calculated over half year as of 9/29/97; source: Bloomberg

(3)  Unlevered Beta = Levered Beta/ {1 + (Debt* (1 - Tax Rate)/ Equity}


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                       DISCOUNTED CASH FLOW ANALYSIS
-------------------------------------------------------------------------------
WACC Model (Continued)

                     WEIGHTED AVERAGE COST-OF-CAPITAL(1)

   -------------------------------------------------------------------------
    CAPITAL STRUCTURE     COST OF EQUITY          COST OF DEBT     WTD. AVG.
   ------------------   --------------------    ----------------
    DEBT/     DEBT/      RELEVERED   COST OF     BEFORE    AFTER    COST OF
   CAPITAL   EQUITY       BETA (2)    EQUITY      TAX       TAX     CAPITAL
   -------  ---------    ---------   -------     ------    -----    --------
    0%         0%         0.43       10.14%      8.00%    4.64%    10.14%
   10%        11%         0.45       10.26%      8.20%    4.76%     9.71%
   20%        25%         0.46       10.39%      8.40%    4.87%     9.29%
   30%        43%         0.48       10.52%      8.60%    4.99%     8.86%
   40%        67%         0.49       10.66%      8.80%    5.10%     8.44%
   50%       100%         0.51       10.80%      9.00%    5.22%     8.01%
   60%       150%         0.53       10.96%      9.20%    5.34%     7.58%
   70%       233%         0.55       11.14%      9.40%    5.45%     7.16%

----------------------------------------------------------------------------


                                  ASSUMPTIONS

 --------------------------------------------------------------------------
 MARGINAL TAX RATE 42.0% RISK FREE RATE(3) 6.40% MARKET RISK PREMIUM 8.60%
 --------------------------------------------------------------------------

_______________________
(1) Based on the Weighted Average Cost of Capital and Capital Asset Pricing Models and WP & Co. calculations
(2) Relevered Beta=Unlevered Beta + ((Unlevered Beta - Debt Beta)*(Debt/Equity Ratio)*(1 - Tax Rate))
(3) 5 Year U.S. Treasury as of 9/26/97
(4) Market risk premium is calculated as the arithmetic difference between the long-term rate of return on common stocks from 1926 - 1993 and short-term treasury bill returns, calculated annually

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.
================================================================================


                        ------------------------------

                              COMPARABLE COMPANY
                               TRADING ANALYSIS

                        ------------------------------


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                  COMPARABLE COMPANY TRADING ANALYSIS
================================================================================
Comparable Company Analysis - LTM
($ in millions, except per share data)

                                                                                   ADJUSTED      MARKET     ADJUSTED MARKET VALUE
                                                                                    MARKET      VALUE OF      AS A MULTIPLE OF :
COMPANY                   BUSINESS DESCRIPTION                                     VALUE (1)   EQUITY (1)   SALES   EBITDA   EBIT
------                    --------------------                                     ---------   ----------   -----   ------   ----
Rexel                     Distribute electrical parts and supplies                  $568.4        $498.2    0.4x     8.2x    9.4x

Hughes Supply             Operate wholesale outlets and sell electrical,            $843.7        $587.0    0.5x     9.4x   11.7x
                          plumbing and industrial supplies

Noland Co.                Distributor of plumbing/heating, air conditioning,        $145.0        $ 86.5    0.3x    13.0x     NM
                          industrial and electrical supplies

W.W. Grainger Inc.        Distribute industrial and commerical equipment          $4,759.0      $4,517.2    1.2x    10.7x   12.9x
                          and supplies

Waxman Industries, Inc.   Leading supplier of specialty plumbing, security          $160.1        $ 43.3    1.3x      NM      NM
                          hardware and other products to the repair and
                          remodeling market
                                                                          ---------------------------------------------------------
                                                                            Median                          0.9x    10.7x   12.3x

                                                                            REXEL DATA                 $1,269.6    $69.1   $60.6
                                                                            IMPLIED EQUITY VALUE (2)   $1,039.9   $667.2  $674.3
                                                                            IMPLIED SHARE PRICE (3)      $39.32   $25.23  $25.50
                                                                          =========================================================
-----------------------------------------------------------------------------------------------------------------------------------
Anicom Inc.               Distribution communications related wire, cable,        $280.0       $294.4      1.6x      NM      NM
                          fiber optics and computer network

Anixter Intl. Inc.        Distribute wiring systems, networking and             $1,352.0       $895.8      0.5x      10.8x  14.1x
                          internetworking products
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                              MV of Equity
                                                                                                           As a Multiple of:
COMPANY                   BUSINESS DESCRIPTION                                                        Net Income    Book Value
------                    --------------------                                                        ------------ ------------
Rexel                     Distribute electrical parts and supplies                                       15.5x          2.3x

Hughes Supply             Operate wholesale outlets and sell electrical,                                 15.5x          1.9x
                          plumbing and industrial supplies

Noland Co.                Distributor of plumbing/heating, air conditioning,                             19.2x          0.7x
                          industrial and electrical supplies

W.W. Grainger Inc.        Distribute industrial and commerical equipment                                 20.4x          3.5x
                          and supplies

Waxman Industries, Inc.   Leading supplier of specialty plumbing, security                                 NM            NM
                          hardware and other products to the repair and
                          remodeling market

                                                                          ----------------------------------------------------------
                                                                            Median                       19.2x          1.9x

                                                                            REXEL DATA                  $32.2        $215.9
                                                                            IMPLIED EQUITY VALUE (2)   $617.6        $412.1
                                                                            IMPLIED SHARE PRICE (3)     23.35         15.58
                                                                          ==========================================================
------------------------------------------------------------------------------------------------------------------------------------
Anicom Inc.               Distribution communications related wire, cable,                                NM            3.2x
                          fiber optics and computer network

Anixter Intl. Inc.        Distribute wiring systems, networking and                                      22.9x          2.0x
                          internetworking products
------------------------------------------------------------------------------------------------------------------------------------

_________________________
(1) Market value as of 10/15/97 except Rexel's market value is based on 8/28/97 share price, one day prior to the announcement that Rexel, S.A. offered to pay $19.50 for the shares it did not already own
(2) Based on projected 12/31/97 debt level
(3) Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56
Note: Anicom and Anixter are in the data communications industry which represents less than 10% of the Company's business mix. These companies are shown for demonstration purpose only because the data communications industry has a significantly higher growth rate than the other markets served by the Company

Note: All figures based on twelve months data ended on 6/30/97

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                  COMPARABLE COMPANY TRADING ANALYSIS
================================================================================
Comparable Company Analysis - LTM
($ in millions, except per share data)

                                                                                                                   NET
                                                                                        GROSS    EBITDA   EBIT    INCOME   CAPEX/
COMPANY                   BUSINESS DESCRIPTION                                          MARGIN   MARGIN  MARGIN   MARGIN    D&A
------                    --------------------                                          ------   ------  ------   ------    ---
Rexel                     Distribute electrical parts and supplies                       20.6%    5.4%    4.8%     2.5%     0.5 x

Hughes Supply             Operate wholesale outlets and sell electrical,                 21.4%    5.4%    4.4%     2.3%     1.5 x
                          plumbing and industrial fixtures

Noland Co.                Distributor of plumbing/heating, air conditioning,             19.7%    2.4%    1.0%     1.0%     1.5 x
                          industrial and electrical supplies

W.W. Grainger Inc.        Distribute industrial and commerical equipment                 35.9%   11.6%    9.6%     5.8%     1.1 x
                          and supplies

Waxman Industries, Inc.   Leading supplier of specialty plumbing, security               28.0%    1.1%   (1.1%)   (7.9%)    0.9 x
                          hardware and other products to the repair and
                          remodeling market

                                                                              -----------------------------------------------------
                                                                                 Mean    26.3%    5.1%    3.5%     0.3%     1.2 x

                                                                                Median   24.7%    3.9%    2.7%     1.6%     1.3 x
                                                                              =====================================================
-----------------------------------------------------------------------------------------------------------------------------------
Anicom Inc.               Distribute communications related wire, cable,                 23.7%    3.5%    2.6%     1.6%     1.3 x
                          fiber optics and computer network

Anixter Intl. Inc.        Distribute wiring systems, networking and                      24.9%   4.8%     3.6%     1.5%     0.9 x
                          internetworking products
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         I/B/E/S
                                                                                        LONG-TERM     DEBT/      DEBT/
COMPANY                   BUSINESS DESCRIPTION                                          GROWTH EST.   EQUITY    CAPITAL
------                    --------------------                                          ----------    ------    -------
Rexel                     Distribute electrical parts and supplies                       16.0%         13.4%     11.8%

Hughes Supply             Operate wholesale outlets and sell electrical,                 12.5%         45.6%     31.7%
                          plumbing and industrial fixtures

Noland Co.                Distributor of plumbing/heating, air conditioning,               NA          73.0%     43.5%
                          industrial and electrical supplies

W.W. Grainger Inc.        Distribute industrial and commercial equipment                 12.0%          5.3%      5.0%
                          and supplies

Waxman Industries, Inc.   Leading supplier of specialty plumbing, security                 NA         292.0%     79.0%
                          hardware and other products to the repair and
                          remodeling market

                                                                              -----------------------------------------
                                                                                 Mean    12.3%        104.0%     39.8%

                                                                                Median   12.3%         59.3%     37.6%
                                                                              =========================================
-----------------------------------------------------------------------------------------------------------------------
Anicom Inc.               Distribute communications related wire, cable,                 30.0%          1.3%      1.4%
                          fiber optics and computer network

Anixter Intl. Inc.        Distribute wiring systems, networking and                      21.3%         53.3%     35.3%
                          internetworking products
-----------------------------------------------------------------------------------------------------------------------

______________________
Note: Anicom and Anixter are in the data communications industry which represents less than 10% of the Company's business mix. These companies are shown for demonstration purpose only because the data communications industry has a significantly higher growth rate than the other markets served by the Company

Note: All figures based on twelve months'
      data ended on 6/30/97                          Wasserstein Perella &  Co.
--------------------------------------------------------------------------------

REXEL, INC.                                  COMPARABLE COMPANY TRADING ANALYSIS
================================================================================
Comparable Company Analysis - FY1997
($ in millions, except per share data)

                                                                                     Adjusted       Market
                                                                                      Market       Value of
Company                   Business Description                                       Value (1)    Equity (1)
------                    --------------------                                       ---------    ----------
Rexel                     Distribute electrical parts and supplies                   $  568.4     $  498.2

Hughes Supply             Operate wholesale outlets and sell electrical,             $  843.7     $  587.0
                          plumbing and industrial fixtures

Noland Co.                Distributor of plumbing/heating, air conditioning,         $  145.0     $   86.5
                          industrial and electrical supplies

W.W. Grainger Inc.        Distribute industrial and commercial equipment             $4,724.6     $4,517.2
                          and supplies

Waxman Industries, Inc.   Leading supplier of specialty plumbing, security           $  160.1        $43.3
                          hardware and other products to the repair and
                          remodeling market

-----------------------------------------------------------------------------------------------------------
Anicom Inc.               Distribute communications related wire,                  $  280.0       $294.4
                          cable, fiber optics and computer network

Anixter Intl. Inc.        Distribute wiring systems, networking
                          and internetworking products                               $1,358.2       $895.8
------------------------------------------------------------------------------------------------------------

                                                                                Adjusted Market Value         MV of Equity
                                                                                  As a Multiple of:         As a Multiple of:
Company                   Business Description                                Sales     EBITDA    EBIT   Net Income   Book Value
------                    --------------------                                -----     ------    ----   ----------   ----------
Rexel                     Distribute electrical parts and supplies             0.4x      7.8x     9.0x      15.4x        2.1x

Hughes Supply             Operate wholesale outlets and sell electrical,       0.5x     10.0x    12.8x      15.1x        1.8x
                          plumbing and industrial fixtures

Noland Co.                Distributor of plumbing/heating, air conditioning,    NA        NA       NA         NA          NA
                          industrial and electrical supplies

W.W. Grainger Inc.        Distribute industrial and commercial equipment       1.2x      9.8x    11.8x      19.6x        3.0x
                          and supplies

Waxman Industries, Inc.   Leading supplier of specialty plumbing, security      NA        NA       NA         NA          NA
                          hardware and other products to the repair and
                          remodeling market

                                             ------------------------------------------------------------------------------------
                                             Median                              0.8x      9.9x    12.3x      17.3x      2.4x

                                             Rexel Data                     $1,368.4    $ 73.2   $ 63.3     $ 32.4    $236.0
                                             Implied Equity Value (2)       $1,048.1    $654.8   $710.8     $562.3    $572.8
                                             Implied Share Price (3)        $  39.63    $24.76   $26.88     $21.26    $21.66
                                             ====================================================================================

---------------------------------------------------------------------------------------------------------------------------------

Anicom Inc.             Distribute communications related wire,              1.2x     25.4x    31.1x        NM         4.5x
                        cable, fiber optics and computer network

Anixter Intl. Inc.      Distribute wiring systems, networking
                        and Internetworking products                           0.5x     11.9x    16.2x      20.8x        1.8x
---------------------------------------------------------------------------------------------------------------------------------

______________________
(1) Market value as of 10/15/97 except Rexel's market value is based on 8/28/97 share price, one day prior to the announcement that Rexel, S.A. offered to pay $19.50 for the shares it did not already own

(2) Based on projected 12/31/97 debt level

(3) Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56

Note: Anicom and Anixter are in the data communications industry which represents less than 10% of the Company's business mix. These companies are shown for demonstration purposes only because the data communications industry has a significantly higher growth rate than the other markets served by the Company


                                                      Wasserstein Perella &  Co.
--------------------------------------------------------------------------------

REXEL, INC.                                  COMPARABLE COMPANY TRADING ANALYSIS
================================================================================
Comparable Company Analysis - FY1997
($ in millions, except per share data)

                                                                                                                    NET
                                                                                         GROSS   EBITDA   EBIT    INCOME   CAPEX/
COMPANY                   BUSINESS DESCRIPTION                                          MARGIN   MARGIN  MARGIN   MARGIN    D&A
------                    --------------------                                          ------   ------  ------   ------    ---
Rexel                     Distribute electrical parts and supplies                      20.7%     5.3%    4.6%    2.4%     0.5x

Hughes Supply             Operate wholesale outlets and sell electrical,                21.0%     4.8%    3.8%    2.2%     1.5x
                          plumbing and industrial fixtures

Noland Co.                Distributor of plumbing/heating, air conditioning,              NA       NA      NA      NA       NA
                          industrial and electrical supplies

W.W. Grainger Inc.        Distribute industrial and commercial equipment                35.9%    11.8%    9.7%    5.6%     1.2x
                          and supplies

Waxman Industries, Inc.   Leading supplier of specialty plumbing, security                NA       NA      NA      NA       NA
                          hardware and other products to the repair and
                          remodeling market
                                                                              -----------------------------------------------------
                                                                                 Mean   28.5%    8.3%     6.7%    3.9%     1.4x

                                                                                Median  28.5%    8.3%     6.7%    3.9%     1.4x
                                                                              =====================================================
-----------------------------------------------------------------------------------------------------------------------------------
Anicom Inc.               Distribute communications related wire, cable,                23.3%    4.7%     3.9%    2.3%     1.3x
                          fiber optics and computer network

Anixter Intl. Inc.        Distribute wiring systems, networking and                     24.9%    4.0%     2.9%    1.5%     1.6x
                          internetworking products
-----------------------------------------------------------------------------------------------------------------------------------

______________________
Note: Anicom and Anixler are in the data communications industry which represents less than 10% of the Company's business mix. These companies are shown for demonstration purpose only because the data communications industry has a significantly higher growth rate than the other markets served by the Company

                                                      Wasserstein Perella &  Co.
--------------------------------------------------------------------------------

REXEL, INC.                                  COMPARABLE COMPANY TRADING ANALYSIS
================================================================================
Comparable Company Analysis - FY1998
($ in millions, except per share data)

                                                                                   ADJUSTED      MARKET     ADJUSTED MARKET VALUE
                                                                                    MARKET      VALUE OF      AS A MULTIPLE OF :
COMPANY                   BUSINESS DESCRIPTION                                     VALUE (1)   EQUITY (1)   SALES   EBITDA   EBIT
-------                   --------------------                                     ---------   ----------   -----   ------   ----
REXEL                     DISTRIBUTE ELECTRICAL PARTS AND SUPPLIES                 $568.4       $498.2 (1)  0.4x    6.9x     7.9x

HUGHES SUPPLY             Operate wholesale outlets and sell electrical,           $843.7       $587.0      0.4x    9.1x    11.5x
                          plumbing and industrial fixtures

NOLAND CO.                Distributor of plumbing/heating, air conditioning,       $145.0       $ 86.5       NA      NA      NA
                          industrial and electrical supplies

W.W. GRAINGER INC.        Distribute industrial and commerical equipment         $4,724.6     $4,517.2      1.1x    9.0x    11.0x
                          and supplies

WAXMAN INDUSTRIES, INC.   Leading supplier of specialty plumbing, security         $160.1       $ 43.3       NA      NA      NA
                          hardware and other products to the repair and
                          remodeling market
                                                                            -------------------------------------------------------
                                                                             MEDIAN                         0.8X     9.0X   11.3X

                                                                             REXEL DATA                $1,463.8    $82.9   $72.4
                                                                             IMPLLED EQUITY VALUE (2)  $1,040.7   $679.8  $745.4
                                                                             IMPLLED SHARE PRICE (3)     $39.35   $25.71  $28.19
                                                                           =======================================================
-----------------------------------------------------------------------------------------------------------------------------------
ANICOM INC.               Distribute communications related wire, cable,         $280.0       $294.4      0.9x    15.6x   18.3x
                          fiber optics and computer network

ANIXTER INTL. INC.        Distribute wiring systems, networking and              $1,358.2       $895.8      0.4x    14.0x   21.9x
                          internetworking products
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                              MV OF EQUITY
                                                                                                           AS A MULTIPLE OF:
COMPANY                   BUSINESS DESCRIPTION                                                        NET INCOME    BOOK VALUE
------                    --------------------                                                        ------------ ------------
REXEL                     DISTRIBUTE ELECTRICAL PARTS AND SUPPLIES                                       12.7x          1.8x

HUGHES SUPPLY             Operate wholesale outlets and sell electrical,                                 13.0x          1.6x
                          plumbing and industrial fixtures

NOLAND CO.                Distributor of plumbing/heating, air conditioning,                               NA            NA
                          industrial and electrical supplies

W.W. GRALNGER INC.        Distribute industrial and commerical equipment                                 18.1x          2.7x
                          and supplies

WAXMAN INDUSTRIES, INC.   Leading supplier of specialty plumbing, security                                 NA           NA
                          hardware and other products to the repair and
                          remodeling market

                                                                              ------------------------------------------------------
                                                                               MEDIAN                    15.6X          2.1X

                                                                               REXEL DATA               $39.1        $278.7
                                                                               IMPLLED EQUITY VALUE (2)$608.7        $597.0
                                                                               IMPLLED SHARE PRICE (3) $23.02        $22.57
                                                                               =====================================================
------------------------------------------------------------------------------------------------------------------------------------
ANICOM INC.               Distribute communications related wire, cable,                               32.9x          4.0x
                          fiber optics and computer network

ANIXTER INTL. INC.        Distribute wiring systems, networking and                                      17.9x          1.6x
                          internetworking products
------------------------------------------------------------------------------------------------------------------------------------

_________________________
(1) Market value as of 10/15/97 except Rexel's market value is based on 8/28/97 share price, one day prior to the announcement that Rexel, S.A. offered to pay $19.50 for the shares it did not already own

(2) Based on projected 12/31/97 debt level

(3) Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56

Note: Anicom and Anixter are in the data communications industry which represents less than 10% of the Company's business mix. These companies are shown for demonstration purpose only because the data communications industry has a significantly higher growth rate than the other markets served by the Company

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                  COMPARABLE COMPANY TRADING ANALYSIS
================================================================================
Comparable Company Analysis - FY1998
($ in millions, except per share data)

                                                                                                                   NET
                                                                                         GROSS   EBITDA    EBIT   INCOME   CAPEX/
COMPANY                   BUSINESS DESCRIPTION                                          MARGIN   MARGIN  MARGIN   MARGIN    D&A
------                    --------------------                                          ------   ------  ------   ------    ---
Rexel                     Distribute electrical parts and supplies                      21.0%    5.7%     4.9%    2.7%      1.0x

Hughes Supply             Operate wholesale outlets and sell electrical,                21.1%    4.9%     3.9%    2.4%      1.5x
                          plumbing and industrial fixtures

Noland Co.                Distributor of plumbing/heating, air conditioning,             NA      NA       NA       NA        NA
                          industrial and electrical supplies

W.W. Grainger Inc.        Distribute industrial and commercial equipment                33.4%   11.9%    9.7%     5.7%      1.1x
                          and supplies

Waxman Industries, Inc.   Leading supplier of specialty plumbing, security               NA      NA       NA       NA       NA
                          hardware and other products to the repair and
                          remodeling market
                                                                              -----------------------------------------------------
                                                                                 Mean   27.2%    8.4%    6.8%     4.0%      1.3x

                                                                                Median  27.2%    8.4%    6.8%     4.0%      1.3x
                                                                              =====================================================
-----------------------------------------------------------------------------------------------------------------------------------
Anicom Inc.               Distribute communications related wire, cable,                23.3%    5.9%    5.0%     2.9%      1.3x
                          fiber optics and computer network

Anixter Intl. Inc.        Distribute wiring systems, networking and                     24.9%    2.9%    1.9%     1.5%      1.4x
                          internetworking products
-----------------------------------------------------------------------------------------------------------------------------------

______________________
Note: Anicom and Anixter are in the data communications industry which represents less than 10% of the Company's business mix. These companies are shown for demonstration purpose only because the data communications industry has a significantly higher growth rate than the other markets served by the Company

                                                      Wasserstein Perella &  Co.
--------------------------------------------------------------------------------

REXEL, INC.                                  COMPARABLE COMPANY TRADING ANALYSIS
================================================================================
Comparable Company Public Float Analysis

       ----------------------------------------------------------------
              AVERAGE DAILY TRADING VOLUME AS A % OF PUBLIC FLOAT
       ----------------------------------------------------------------

                             [GRAPH APPEARS HERE]

----------------------------------------------------------------------------------------------
Average Daily                      44,263       68,100       714     106,597      19,651
 Trading Volume /(1)/

Public Float /(2)/             12,394,619   17,030,717   745,826  34,418,048   5,519,460

Public Float as a                   47.6%        93.0%     20.2%       69.2%       46.0%
 % of Shares Outstanding
----------------------------------------------------------------------------------------------

(1)  Average daily trading volume from 10/3/96 to 10/3/97.
(2) Equals shares outstanding less shares held by 5%+ shareholders and corporate insiders.
(3)  Includes 2,148,946 Class B shares which are not publicly held.

                                                      Wasserstein Perella & Co.
-------------------------------------------------------------------------------

REXEL, INC.
================================================================================


                        ------------------------------

                            COMPARABLE ACQUISITION
                                   ANALYSIS

                        ------------------------------


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                      COMPARABLE ACQUISITION ANALYSIS
================================================================================
Comparable Acquisition Analysis (1)
($ in millions, except per share data)

                                                                                               ADJUSTED       EQUITY
DATE      ACQUIROR NAME/                                                                       PURCHASE      PURCHASE
ANN.      TARGET NAME                        TARGET BUSINESS DESCRIPTION                        PRICE         PRICE
----      -----------                        ---------------------------                       --------      --------
10/31/96  Hughes Supply/                     Wholesale electrical equipment                       NA            NA
          Wholesale Electric Supply

 6/23/95  Hughes Supply/                     Wholesale electrical appliances                      NA            NA
          Moore Electric Supply

 3/31/95  Hughes Supply/                     Wholesale electrical supplies and equipment          NA            NA
          Port City Electrical Supply

 2/16/94  Clayton Dubilier & Rice Inc./      Wholesale electrical apparatus and equipment       $340.00       $340.00
          Westinghouse Electric Supply

11/23/93  Willcox & Gibbs Inc./              Wholesale electrical parts                         $ 90.95       $ 90.95
          Summers Electric Co

                                                                            PURCHASE PRICE
                                             ADJUSTED PURCHASE PRICE       AS A MULTIPLE OF:
DATE      ACQUIROR NAME/                        AS A MULTIPLE OF:            NET      BOOK
ANN.      TARGET NAME                        SALES    EBITDA    EBIT       INCOME     VALUE
----      -----------                        -----    ------    ----       ------     -----
10/31/96  Hughes Supply/                      NA       NA        NA          NA       NA
          Wholesale Electric Supply

 6/23/95  Hughes Supply/                      NA       NA        NA          NA       NA
          Moore Electric Supply

 3/31/95  Hughes Supply/                      NA       NA        NA          NA       NA
          Port City Electrical Supply

 2/16/94  Clayton Dubilier & Rice Inc./       0.2x     NA        NA          NA       NA
          Westinghouse Electric Supply

11/23/93  Willcox & Gibbs Inc./               0.2x    7.4x     10.5x       15.5x     1.9x
          Summers Electric Co

                                                       ------------------------------------------------------------------------
                                                        Mean                            0.2x    7.4x    10.5x   15.5x     1.9x
                                                        Median                          0.2x    7.4x    10.5x   15.5x     1.9x

                                                        Rexel Data                 $1,334.0  $ 72.5   $ 64.0  $ 33.6   $225.1
                                                        Implied Equity Value (3)   $  220.8  $468.9   $602.9  $522.8   $434.3
                                                        Implied Share Price (4)    $   8.35  $17.73   $22.80  $19.77   $16.42
                                                       ------------------------------------------------------------------------


__________________________________
(1)Source: Securities Data Company, news reports and merger proxies
(2)Deal withdrawn
(3)Based on projected 12/31/97 debt level
(4)Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56

NOTE: All figures based on last twelve months' data ("LTM") when available

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                      COMPARABLE ACQUISITION ANALYSIS
================================================================================
Company's Acquisitions (1)

                                                                                                     ADJUSTED       EQUITY
 EFF.                                                                                                PURCHASE      PURCHASE
 DATE      TARGET NAME                        TARGET BUSINESS DESCRIPTION                             PRICE         PRICE
 ----      -----------                        ---------------------------                             -----         -----
 9/23/97   Pacific Electrical Supply Inc.     Electrical parts distributors                             $30.5         $30.5

 9/23/97   Taylor Electric Supply Inc.        Electrical parts distributors                             $11.1         $11.1

  5/1/97   Chemco Electric Supply Inc.        Distributes electrical parts and supplies                  $6.9          $6.9

 1/20/97   Southland Electrical Supply        Distributes electrical parts and supplies                 $25.0         $25.0

11/12/96   Cable & Connector  Warehouse, Inc. Distributor of electronic wire and cable                  $20.2         $20.2

  8/7/96   Uililty Products Supply            Distributor of electrical products to the                  $6.8          $6.8     (2)
                                              utilily industries with locations in
                                              Colorado, Arizona, California and Kansas

12/17/93   Summers Group Inc.                 Distributor of electrical parts and                       $91.0         $91.0
                                              supplies with locations principally in
                                              Texas, Oklahoma, Louisiana, California
                                              and Arkansas

    4/93   Sacks Electrical Supply Co.        Distributor of electrical supplies and                    $13.4         $13.4
                                              components with three locations in
                                              Ohio

 4/22/92   Southern Electric Supply           Distributor of electrical materials                       $29.0         $29.0
           Company Inc.

                                                                                                                    PURCHASE PRICE
                                                                                         ADJUSTED PURCHASE PRICE   AS A MULTIPLE OF
 EFF.                                                                                       AS A MULTIPLE OF:       NET       BOOK
 DATE      TARGET NAME                      TARGET BUSINESS DESCRIPTION                  SALES    EBITDA    EBIT   INCOME    VALUE
 ----      -----------                      ---------------------------                  -----    ------    ----   ------    -----
 9/23/97   Pacific Electrical Supply Inc.   Electrical parts distributors                0.3x      NA       7.0x     8.5x     3.0x

 9/23/97   Taylor Electric Supply Inc.      Electrical parts distributors                0.2x      NA       5.0x     9.2x     0.9x

  5/1/97   Chemco Electric Supply Inc.      Distributes electrical parts and supplies    0.3x      NA       6.1x     NM       3.8x

 1/20/97   Southland Electrical Supply      Distributes electrical parts and supplies    0.4x      NA       6.8x     9.5x     3.0x

11/12/96   Cable & Connector                Distributor of electronic wire and cable     0.5x      NA       6.3x    10.5x     2.9x
           Warehouse, Inc.

  8/7/96   Uililty Products Supply          Distributor of electrical products to the    0.2x      NA       6.0x    14.1x     2.5x
                                            utility industries with locations in
                                            Colorado, Arizona, California and Kansas

12/17/93   Summers Group Inc.               Distributor of electrical parts and          0.2x     7.4x     10.5x    15.5x     1.9x
                                            supplies with locations principally in
                                            Texas, Oklahoma, Louisiana, California
                                            and Arkansas

    4/93   Sacks Electrical Supply Co.      Distributor of electrical supplies and       0.3x      NA       4.6x     7.0x     2.4x
                                            components with three locations in
                                            Ohio

 4/22/92   Southern Electric Supply         Distributor of electrical materials          0.3x      NA       5.6x    16.6x     1.5x
           Company Inc.

                                            ----------------------------------------------------------------------------------------
                                            Mean                                         0.3x      NM       6.4x    11.4x     2.4x
                                            Median                                       0.3x      NM       6.1x    10.0x     2.5x

                                            Rexel Data                              $1,334.0    $72.5     $64.0    $33.6   $225.1
                                            Implied Equity Value (3)                  $267.8       NM    $321.0   $336.3   $554.2
                                            Implied Share Price (4)                   $10.13       NM    $12.14   $12.72   $20.96
                                            ----------------------------------------------------------------------------------------

__________________________________________________
(1) Source:  Data are provided by the management
(2) Includes 0.1MM contingent bonus
(3) Based on projected 12/31/97 debt level
(4) Based on 26.1MM shares outstanding and assuming all 0.6MM options exercised at weighted average price $8.56
Note: Figures based on last twelve months' data ("LTM") when available. Otherwise next fiscal year data is utilized


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                      COMPARABLE ACQUISITION ANALYSIS
================================================================================
Company's Acquisitions (1)

                                                                                                          LTM DATA
                                                                                             --------------------------------------
EFF.                                                                                                                   NET    BOOK
DATE      TARGET NAME                     TARGET BUSINESS DESCRIPTION                        SALES   EBITDA   EBIT   INCOME   VALUE
----      -----------                     ---------------------------                        -----   ------   ----   ------   -----
9/23/97   Pacific Electrical Supply Inc.  Electrical parts distributors                       $89.8      NA    $4.3     $3.6  $10.1

9/23/97   Taylor Electric Supply Inc.     Electrical parts distributors                        51.3      NA     2.2      1.2   12.7

 5/1/97   Chemco Electric Supply Inc.     Distributes electrical parts and supplies            24.0      NA     1.1      0.1    1.8

1/20/97   Southland Electrical Supply     Distributes electrical parts and supplies            61.7      NA     3.7      2.6    8.4

11/12/96  Cable & Connector               Distributor of electronic wire, cable, connectors    42.7      NA     3.2      1.9    6.9
          Warehouse, Inc.                 and related apparatus to manufacturers of data
                                          and telecommunication products with locations

 8/7/96   Utility Products Supply         Distributor of electrical products to the utility    29.2      NA     1.1      0.5    2.8
                                          industries with locations in Colorado, Arizona,
                                          California and Kansas

12/17/93  Summers Group Inc.              Distributor of electrical parts and supplies with   395.1    12.2     8.6      5.9   47.1
                                          locations principally in Texas, Oklahoma,
                                          Louisiana, California and Arkansas

   4/93   Sacks Electrical Supply Co.     Distributor of electrical supplies and               53.4      NA     2.9      1.9    5.7
                                          components with three locations in Ohio

4/22/92   Southern Electric Supply        Distributor of electrical materials                 114.5      NA     5.2      1.8   18.8
          Company Inc.

_________________________________________________
(1) Source: Data are provided  by the management

                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

REXEL, INC.
================================================================================


                        ------------------------------

                               PREMIUM ANALYSIS

                        ------------------------------


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

REXEL, INC.                                                     PREMIUM ANALYSIS
================================================================================
Premium Analysis for Acquisitions by Majority Shareholders with Deal Sizes between $100MM - $550MM(1)

                                                                                ANN. DEAL      PER SHARE
                                                                   ANN.           VALUE           ACQ.      % BEGIN
ACQUIROR                       SELLER                              DATE           ($MM)          PRICE      ACQUIRED
--------                       ------                              ----           -----          -----      --------
Rexel, S.A.                    Rexel, Inc.                         8/29/97        $369.3         $22.50          49.5%
Investor Group                 BBT Holdings Inc.                   9/11/97         288.0         $48.00          38.8%
Anthem Inc.                    Acordia Inc.                         6/2/97         172.7          40.00          33.2%
Enron Corp.                    Enron Global Power & Pipelines      5/14/97         443.5          35.00          48.0%
St. Joe Paper Co.              Florida East Coast Industries        5/5/97         428.4         102.00          46.0%
Monsanto Co.                   Calgene Inc.                        1/28/97         242.6           8.00          43.7%
Zurich Versicherungs           Zurich Reinsurance Center           1/13/97         319.0          36.00          34.0%
Novartis AG                    SyStemix Inc.                       5/27/96         119.4          19.50          26.8%
COBE Laboratories Inc.         REN Corp. - USA                     7/14/95         177.7          20.00          47.0%
Foundation Health Corp.        Intergroup Healthcare Corp.         7/29/94         255.7          65.00          37.4%
Medco Containment              Medical Marketing Group            10/13/93         122.5          27.75          45.8%
Rust International             Brand Cos.                         11/13/92         185.0          18.75          44.0%
BHP Holdings                   Hamilton Oil Corp.                   2/5/91         530.0          40.00          50.1%
Murphy Oil Corp.               Ocean Drilling & Exploration         1/3/91         391.8          19.39          39.0%
Renault Vehicules Industriels  Mack Trucks Inc.                     7/6/90         103.7           6.25          40.0%


------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                                                             41.0%
Median                                                                                                           41.8%
Maximum                                                                                                          50.1%
Minimum                                                                                                          26.8%


Rexel Data
Implied Share Price Based on Median
------------------------------------------------------------------------------------------------------------------------------------

                                                                               SELLER CLOSING PRICE PRE-ANNOUNCEMENT/

                                                                                         ACQUISITION PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1-DAY       30-DAY         60-DAY      90-DAY       120-DAY
ACQUIROR                       SELLER                                  PREM.        PREM.          PREM.       PREM.        PREM.
--------                       ------                                  -----        -----          -----       -----        -----
Rexel, S.A.                    Rexel, Inc.                             19.2%         25.9%          25.9%       24.1%        32.4%
Investor Group                 BBT Holdings Inc.                       17.1%         21.9%          45.2%       39.1%        71.4%
Anthem Inc.                    Acordia Inc.                            12.7%         26.5%          25.5%       26.0%        43.5%
Enron Corp.                    Enron Global Power & Pipelines          15.7%         25.0%          23.3%       16.7%        28.4%
St. Joe Paper Co.              Florida East Coast Industries           14.9%          9.7%           4.9%        8.1%        17.6%
Monsanto Co.                   Calgene Inc.                            45.5%         60.0%          45.5%       64.1%        60.0%
Zurich Versicherungs           Zurich Reinsurance Center               17.1%         12.1%          15.7%       18.5%        17.1%
Novartis AG                    SyStemix Inc.                           77.3%         59.2%          48.6%       39.3%        52.9%
COBE Laboratories Inc.         REN Corp. - USA                         27.0%         35.6%          29.0%       35.6%        29.6%
Foundation Health Corp.        Intergroup Healthcare Corp.             36.8%         47.7%          42.1%       44.8%        21.2%
Medco Containment              Medical Marketing Group                (17.8%)        (6.7%)         (5.1%)      (5.9%)       29.1%
Rust International             Brand Cos.                               4.9%         10.3%          10.3%       27.1%        15.4%
BHP Holdings                   Hamilton Oil Corp.                      18.5%         23.1%          25.0%       16.8%         5.3%
Murphy Oil Corp.               Ocean Drilling & Exploration            14.1%          9.2%          14.1%      (12.4%)      (13.8%)
Renault Vehicules Industriels  Mack Trucks Inc.                        19.0%         22.0%          11.1%       (5.7%)       (9.1%)

------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                   21.6%         25.4%          23.9%       22.3%        26.3%
Median                                                                 17.1%         22.5%          24.2%       22.3%        24.8%
Maximum                                                                77.3%         60.0%          48.6%       64.1%        71.4%
Minimum                                                               (17.8%)        (6.7%)         (5.1%)     (21.4%)      (13.8%)


Rexel Data                                                           $18.88        $17.88         $17.88      $18.13       $17.00
Implied Share Price Based on Median                                  $22.10        $21.90         $22.20      $22.16       $21.2?
------------------------------------------------------------------------------------------------------------------------------------

_________________________________________________
(1) Source: Securities Data Company

Note: Unless noted, days referred to are calendar days.

                                                        Wasserstein Perella & Co
--------------------------------------------------------------------------------